                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

         Check the appropriate box:

[ ]      Preliminary Proxy Statement         [ ]     Confidential, for Use of
                                                     the Commission Only
                                                     (as permitted by
                                                     Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          SCUDDER VARIABLE SERIES I

               (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transaction applies:


(2)  Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


(4)  Proposed maximum aggregate value of transaction:


(5)  Total fee paid:


[ ]  Fee paid previously with preliminary materials:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:


(2)  Form, Schedule or Registration Statement no.:


(3)  Filing Party:


(4)  Date Filed:

[LOGO] Scudder
Investments

important news

FOR SCUDDER VARIABLE SERIES I SHAREHOLDERS AND
CONTRACT HOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Portfolio that will be the subject of a shareholder vote.

--------------------------------------------------
                                                                            Q&A
Q  What is happening?

A On December 3, 2001, Zurich Financial Services ("Zurich Financial"), the majority owner of Zurich Scudder Investments, Inc., your Portfolio's investment manager ("Scudder"), entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations which will be retained by the Zurich Financial entities. Following this transaction (the "Transaction"), Scudder will become part of Deutsche Asset Management and will change its name. Your Portfolio will continue to be branded and marketed as a "Scudder" fund.

As a result of the sale of Scudder to Deutsche Bank, your Portfolio's investment management agreement with Scudder will terminate. In order for Scudder to continue to serve as investment manager of your Portfolio, the Portfolio's shareholders must approve a new investment management agreement. The enclosed Proxy Statement gives you additional information on Deutsche Bank and the proposed new investment management agreement as well as certain other matters. You are being asked to vote on the new investment management agreement for your Portfolio, as well as, if you are a shareholder of International Portfolio, a new sub-advisory agreement. The Board members of your Portfolio, including those who are not affiliated with Scudder or Deutsche Bank, unanimously recommend that you vote FOR the approval of the new investment management agreement for your Portfolio and each other proposal applicable to your Portfolio.

--------------------------------------------------------------------------------
                                                              February 21, 2002

Q&A continued

--------------------------------------------------------------------------------

Q Why am I being asked to vote on the proposed new investment management agreement?

A The Investment Company Act of 1940, which regulates mutual funds in the United States such as your Portfolio, requires a shareholder vote to approve a new investment management agreement whenever there is a "change in control" of a fund's investment manager. The proposed sale of Scudder to Deutsche Bank will result in such a change of control and therefore requires shareholder approval of a new investment management agreement with your Portfolio in order for Scudder to continue serving as your Portfolio's investment manager.

Q What will happen if shareholders do not approve the new investment management agreement?

A If shareholders do not approve the new investment management agreement and the Transaction with Deutsche Bank is completed, the current investment management agreement will terminate and your Portfolio's Board will take such action as it deems to be in the best interests of your Portfolio, including entering into an interim investment management agreement with Scudder. This is discussed in more detail in the enclosed Proxy Statement under "Additional Information."

Q How will the transaction with Deutsche Bank affect me as a Portfolio shareholder?

A Your investment in your Portfolio will not change as a result of the Transaction. You will still own the same shares in the same Portfolio, and the value of your investment will not change as a result of the Transaction with Deutsche Bank. Scudder will be combined with and integrated into Deutsche Bank's investment management organization and, as described more fully in the enclosed Proxy Statement, many of the personnel and resources of Deutsche Asset Management will be involved in managing your Portfolio.

Your Portfolio's investment management agreement will still be with Scudder and the terms of the new investment management agreement are substantially identical to the terms of the current investment management agreement, except that Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. Scudder will retain full responsibility for the actions of any such sub-advisers.

--------------------------------------------------------------------------------
                                               (continued on inside back cover)

                                                              February 21, 2002

Dear Shareholder:

   The Zurich Financial Services ("Zurich Financial") entities that currently own a majority of Zurich Scudder Investments, Inc. ("Scudder") have entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain Scudder U.K. operations, which will be retained by the Zurich Financial entities (the "Transaction"). Following the Transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the United States for the asset management activities of Deutsche Bank and certain of its subsidiaries, and will change its name. Because of the Transaction, it is necessary for the shareholders of each of the funds for which Scudder acts as investment manager, including your Portfolio, to approve a new investment management agreement in order for Scudder to continue serving as investment manager.

   The following important facts about the Transaction are outlined below:

  . The Transaction will have no effect on the number of shares you own or the value of those shares.

  . The investment management fee rate applicable to your Portfolio under the new investment management agreement is the same as that currently in effect.

  . Your Portfolio's investment management agreement will still be with Scudder, and, except as noted below, the terms of the new investment management agreement will be substantially identical to the terms of the current investment management agreement. Scudder will be combined with and integrated into Deutsche Bank's investment management organization, and many of the personnel and resources of Deutsche Asset Management will be involved in managing your Portfolio. Under the new investment management agreement, Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. Scudder will retain full responsibility for the actions of any such sub-advisers.

  . The members of your Portfolio's Board, including those who are not affiliated with Scudder or Deutsche Bank, have carefully reviewed the proposed Transaction and unanimously recommend you vote in favor of the new investment management agreement.

   You are also being asked to approve certain other matters that have been set forth in the Notice of Special Meeting of Shareholders.

   Please take the time to read the enclosed materials.

   The question and answer section that begins on the front cover of the Proxy Statement discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to your Portfolio. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

   To vote, simply fill out the enclosed proxy card(s)--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time by voting through the Internet or by telephone as described on the enclosed proxy card(s). Because all of the funds for which Scudder acts as investment manager are holding shareholder meetings regarding these and other issues, you may receive more than one proxy card. If so, please vote each one.

   Your vote is very important to us. If we do not hear from you by March 8, 2002, our proxy solicitor may contact you. Thank you for your response and for your continued investment with Scudder.

Respectfully,

/s/ LIN COUGHLIN
Linda C. Coughlin
President

                           SCUDDER VARIABLE SERIES I

                         21st Century Growth Portfolio
                              Balanced Portfolio
                                Bond Portfolio
                           Capital Growth Portfolio
                          Global Discovery Portfolio
                          Growth and Income Portfolio
                           Health Sciences Portfolio
                            International Portfolio
                            Money Market Portfolio

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   Please take notice that a Special Meeting of Shareholders (the "Meeting") of each portfolio listed above (each such portfolio is referred to herein as a "Portfolio" and, collectively, the "Portfolios"), each a series of Scudder Variable Series I, will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1: For each Portfolio, to approve a new investment management agreement for the
            Portfolio with Zurich Scudder Investments, Inc.; and
Proposal 2: (For shareholders of International Portfolio only) to approve a new sub-advisory agreement between the Portfolio's investment manager and Deutsche Asset
            Management Investment Services Limited.

   The Board of each Portfolio unanimously recommends that shareholders vote FOR all applicable Proposals.

   The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

   Holders of record of shares of each Portfolio at the close of business on February 15, 2002 are entitled to vote at the Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

   In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the concerned Portfolio present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                         By Order of the Board,

                                                              /s/ JOHN MILLETTE
                                                                  John Millette
                                                                      Secretary

February 21, 2002

  IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                                                              February 21, 2002

                           SCUDDER VARIABLE SERIES I

                         21st Century Growth Portfolio
                              Balanced Portfolio
                                Bond Portfolio
                           Capital Growth Portfolio
                          Global Discovery Portfolio
                          Growth and Income Portfolio
                           Health Sciences Portfolio
                            International Portfolio
                            Money Market Portfolio

                            Two International Place
                       Boston, Massachusetts 02110-4103

                                PROXY STATEMENT

                                    General

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board," the Trustees of which are referred to as the "Trustees") of Scudder Variable Series I (the "Trust") in connection with the Special Meeting of Shareholders of each portfolio listed above (each portfolio is referred to herein as a "Portfolio" and, collectively, the "Portfolios"), to be held at the offices of Zurich Scudder Investments, Inc., investment manager of each Portfolio ("Scudder" or the "Investment Manager"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting").

   Proposal 1 relates to the approval of a new investment management agreement for each Portfolio and Proposal 2 is only relevant to shareholders of International Portfolio and relates to the approval of a new sub-advisory agreement with Deutsche Asset Management Investment Services Limited. As discussed below, shareholder approval of the Proposals will have no effect upon the investment management fee rates currently in effect. The transaction is described below under "Information Concerning the Transaction and Deutsche Bank."

   Each Portfolio is available exclusively as a funding vehicle for variable life insurance policies ("VLI contracts") and variable annuity contracts ("VA contracts") offered by the separate accounts, or subaccounts thereof, of certain life insurance companies ("Participating Insurance Companies"). Individual VLI and VA contract owners are not the "shareholders" of the Portfolios. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with interpretations of voting requirements by the staff of the Securities and Exchange Commission, each Participating Insurance Company will offer to contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the items to be considered at the Meeting. This Proxy Statement is, therefore, furnished to contract owners entitled to give voting instructions with regard to the Portfolios. This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders and contract owners on or about February 21, 2002 or as soon as practicable thereafter.

   The Board of each Portfolio unanimously recommends that shareholders vote FOR all Proposals. The vote required to approve these Proposals is described below under "Additional Information."

   In the descriptions of the Proposals below, for simplicity, actions are described as being taken by a Portfolio that is a series of the Trust, although all actions are actually taken by the Trust on behalf of the applicable Portfolio.

   Each Portfolio provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for a Portfolio and a copy of any more recent semi-annual report, without charge. To request these reports, Allmerica customers (all Gateway contracts) should call (800) 782-8380. All Zurich Life customers (all Destinations contracts) should call (800) 621-5001 or consult your quarterly statement if your contract is serviced through another insurance provider.

   The following table identifies the Portfolios entitled to vote on each Proposal.

                                                                                           International
                                                                                  All        Portfolio
                                  Proposal                                     Portfolios     (only)
                                  --------                                    ------------ -------------
1. To approve a new investment management agreement for the Portfolio with    (check mark)
  Scudder.
2. To approve a new sub-advisory agreement between the Portfolio's investment              (check mark)
  manager and Deutsche Asset Management Investment Services Limited.

                         Proposal 1:  Approval of New
                        Investment Management Agreement

Introduction

   Scudder acts as the investment manager to each Portfolio pursuant to an investment management agreement entered into by each Portfolio and Scudder (each, a "Current Investment Management Agreement" and collectively, the "Current Investment Management Agreements"). On December 3, 2001, Zurich Financial Services ("Zurich Financial"), which through subsidiaries currently owns a majority of the common stock of Scudder, entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). The Transaction Agreement contemplates that the Zurich Financial entities currently owning a majority of Scudder's common stock will acquire the balance of the common stock of Scudder so that the Zurich Financial entities as a group comprise the sole stockholder of Scudder. Deutsche Bank will then acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), from the Zurich Financial entities. Following this transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the U.S. for the asset management activities of Deutsche Bank and certain of its subsidiaries. The foregoing is referred to as the "Transaction." Deutsche Bank, a global financial institution, manages, directly and through its wholly owned subsidiaries, more than $500 billion in assets (as of December 31, 2001), including approximately $53 billion of assets in open- and closed-end investment companies managed in the United States.

   Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of each Portfolio's Current Investment Management Agreement with Scudder. As required by the 1940 Act, each of the Current Investment Management Agreements provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement (each, a "New Investment Management Agreement" and collectively, the "New Investment Management Agreements" and, together with the Current Investment Management Agreements, the "Investment Management Agreements") between each Portfolio and Scudder is being proposed for approval by shareholders of each Portfolio. The form of New Investment Management Agreement is attached hereto as Exhibit A. The terms of the New Investment Management Agreement for each Portfolio are substantially identical to the terms of the corresponding Current Investment Management Agreement, except that, under the New Investment Management Agreement, Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. See "Differences Between the Current and New Investment Management Agreements." The material terms of each Current Investment Management Agreement are described under "Description of the Current Investment Management Agreements" below.

   In the event that the Transaction does not, for any reason, occur, each Current Investment Management Agreement will continue in effect in accordance with its terms.

   The information set forth in this Proxy Statement and any accompanying materials concerning the Transaction, the Transaction Agreement, Zurich Financial, Deutsche Bank and their respective affiliates has been provided to the Trusts by Zurich Financial and Deutsche Bank.

Board Approval and Recommendation

   On February 4, 2002, the Board of the Trust, including each Trustee who is not an "interested person" (an "Interested Person") of the Investment Manager, Deutsche Bank or the Trust within the meaning of the 1940 Act (each is referred to as an "Independent Trustee"), voted unanimously to approve the New Investment Management Agreements and to recommend their approval to shareholders.

   For information about the Board's deliberations and the reasons for its recommendation, please see "Board Considerations" below.

   The Board of the Trust unanimously recommends that its shareholders vote in favor of the approval of the New Investment Management Agreement for that Portfolio.

Information Concerning the Transaction and Deutsche Bank

  Description of the Transaction

   On December 3, 2001, the majority owners of Scudder entered into a Transaction Agreement with Deutsche Bank. Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), for approximately $2.5 billion. Following this Transaction, it is proposed that Scudder will change its name to Deutsche Investment Management (America) Inc. and will become part of Deutsche Asset Management, expected to be the world's fourth largest asset management firm based on assets under management.

   The Transaction will take place in three steps:

   . First, in a merger pursuant to a separate Merger Agreement, the Zurich
     Financial entities that now own approximately 82% of Scudder's common stock will acquire the approximately 18% of Scudder's common stock now owned by Scudder's employee and retired employee stockholders. The employee and retired employee stockholders will receive cash for their shares, and the Security Holders Agreement among the current Scudder stockholders will terminate.

   . Second, Scudder will transfer its ownership interest in Threadneedle
     Investments to the Zurich Financial entities that will then own 100% of Scudder's common stock. As a result, Threadneedle Investments will no longer be a part of Scudder.

   . Finally, the Zurich Financial entities will sell 100% of the common stock of Scudder to Deutsche Bank for $2.5 billion, subject to certain adjustments.

   In connection with the Transaction, Zurich Financial has also agreed to acquire Deutsche Bank's European insurance businesses for EUR 1.5 billion; Deutsche Bank has agreed to acquire Zurich Financial's German and Italian asset management businesses in exchange for a financial agent network and a real estate and mutual fund consulting business owned by Deutsche Bank; and Deutsche Bank and Zurich Financial have entered into a broad strategic cooperation agreement. Information about Deutsche Bank is provided below under "Deutsche Bank."

   As discussed in the "Introduction" above, under the 1940 Act, the Transaction will cause all the current investment management agreements with registered funds managed by Scudder to terminate automatically. Client consents also will be required for the continuation of other Scudder advisory agreements. If a New Investment Management Agreement is not approved by a Portfolio's shareholders, the Current Investment Management Agreement would terminate upon completion of the acquisition of Scudder by Deutsche Bank. If such a termination were to occur, the Board of the affected Portfolio would make such arrangements for the management of that Portfolio's investments as it deems appropriate and in the best interests of that Portfolio, including (without limitation) re-submitting this Proposal for shareholder approval and/or entering into an interim investment management agreement with Scudder.

   The Transaction by which Deutsche Bank intends to acquire Scudder is subject to a number of conditions that are contained in the Transaction Agreement, including the approval of clients, including the Funds, representing at least 80% of Scudder's assets under management as of June 30, 2001. In addition, these conditions include, among others, the receipt of all material consents, approvals, permits and authorizations from appropriate governmental entities; the absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the Transaction; that certain key agreements relating to the strategic partnership between Deutsche Bank and Zurich Financial are in full force and effect and all of the conditions in those agreements have been satisfied or waived; the representations and warranties of the parties to the Transaction are true and correct with such exceptions as would not have a material adverse effect on Scudder; the parties to the Transaction have performed in all material respects all obligations and covenants that they are required to perform; and the parties to the Transaction have delivered appropriate certificates and resolutions as to the authorizations in connection with the Transaction. The Transaction is expected to close early in the second quarter of 2002.

   Under the Transaction Agreement and the Merger Agreement, Scudder and its majority owners have agreed that they will, and will cause each of Scudder's subsidiaries engaged in the investment management business to, use their reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act, as discussed under "Board Considerations," below.

    Appendix 1 provides information regarding Scudder's current business, including its stockholders, directors and officers.

  Deutsche Bank

   Deutsche Bank is a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management which, as of December 31, 2001, had more than $231 billion in assets under management. Deutsche Asset Management acts as investment manager to 96 open- and closed-end investment companies, which in the aggregate had approximately $53 billion in assets as of December 31, 2001.

  Anticipated Operational Changes

   As proposed, Scudder will for the immediate future remain a separate corporate entity within the Deutsche Asset Management Group and, subject to shareholder approval, will continue to serve as the registered investment adviser to the Portfolios under the New Management Agreements. Scudder will, however, be integrated operationally into Deutsche Asset Management and will utilize the services of personnel from other parts of the organization in providing services to the Portfolios and its other clients. In particular, the investment operations of Scudder will become part of an integrated global investment operation serving Deutsche Asset Management's clients worldwide. As a result, in an effort to improve investment performance in certain areas current investment personnel of Deutsche Asset Management will assume portfolio management responsibilities for many of the Portfolios. In many cases, the Portfolios' current managers are expected to continue. A list of portfolio manager changes currently contemplated is included in Appendix 2. Similarly, the various other services related to the mutual fund operations of both companies--shareholder servicing, investment operations, fund accounting, legal and compliance, sales and marketing--will also be integrated into a common service platform. Deutsche Bank and Scudder have advised the Independent Trustees that they believe that the combined organization will continue to provide services that will be equal or better in scope and quality to those currently being provided to the Portfolios by Scudder and its affiliates.

   As discussed above, following the Transaction, 100% of the outstanding voting securities of Scudder will be held by Deutsche Bank. Scudder will be a part of Deutsche Asset Management, which is part of the broader Private Client and Asset Management ("PCAM") group at Deutsche Bank. At that time, Thomas Hughes will continue to be the President of Deutsche Asset Management and the Chief Executive Officer of PCAM Americas Region. Edmond D. Villani will join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Mr. Villani is the President and Chief Executive Officer of Scudder.

   Upon consummation of the Transaction, it is expected that Linda C. Coughlin, currently an Interested Trustee of the Board, will resign from the Board and that a senior executive of Scudder will be appointed by the Board to fill the vacancy created by Ms. Coughlin's resignation. In addition, the Board's Committee on Independent Trustees, which is comprised solely of Independent Trustees, has recommended to the full Board that it would be in the best interests of shareholders to add to the Board two additional persons who would serve as "independent trustees." After considering a number of candidates, the Board's Committee on Independent Trustees has recommended two candidates to the full Board, each of whom currently acts as an "independent" board member of certain other funds managed by Deutsche Asset Management. The Independent Trustees believe that these changes in the Board's composition will facilitate the oversight of Scudder's integration into Deutsche Asset Management following the Transaction. The full Board is expected to consider these composition changes at its April 2002 meeting.

Board Considerations

   On April 27, 2001, Zurich Financial announced its intent to seek a strategic transaction involving Scudder, its majority-owned subsidiary. Over the course of the following months, the Independent Trustees met several times, both privately and with senior Scudder and Zurich Financial personnel, to discuss the potential benefits and risks to the Portfolios and their shareholders from a strategic transaction. The Independent Trustees were assisted in this process by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. The Independent Trustees developed certain basic principles that would guide their review of any proposed strategic transaction. These basic principles were communicated to Scudder in August 2001, and were intended to be shared with any potential strategic partner.

   On September 23, 2001, Zurich Financial and Deutsche Bank entered into a preliminary agreement whereby Deutsche Bank agreed, subject to a number of contingencies (including the execution of a definitive transaction agreement), to acquire 100% of Scudder (not including certain of Scudder's U.K. operations) from Zurich Financial. At a meeting on September 24, 2001, the Independent Trustees met with senior Scudder and Deutsche Bank personnel to discuss the general terms of the proposed acquisition, the general corporate structure of Deutsche Bank, the background of certain key employees of Deutsche Bank, Scudder's views on the proposed acquisition, and Deutsche Bank's general plans for operating Scudder as part of its global asset management business.

   Thereafter, the Independent Trustees met on several occasions (both prior to and following the execution of the definitive agreement between Zurich Financial and Deutsche Bank on December 3, 2001) to discuss the Transaction and its potential impact on the Portfolios and their shareholders. The

Independent Trustees were assisted throughout this process by their independent legal counsel and independent consultants.

   In the course of their review, the Independent Trustees requested and reviewed substantial information regarding the management, financial position and business of Deutsche Bank and Deutsche Asset Management; the history of Deutsche Bank's business and operations, including its compliance history and the history of its recent acquisitions; Deutsche Asset Management's U.S. mutual fund operations, including the investment performance of mutual funds advised by Deutsche Asset Management; the proposed structure, operations and processes of the combined organization after the Transaction; Deutsche Bank's strategic and financial goals following the Transaction; the terms of the Transaction; and the future operational plans of Deutsche Bank and Scudder with respect to Scudder and its affiliated entities.

   The Independent Trustees gave careful consideration to the extensive organizational changes that Scudder will undergo as a result of the Transaction. They considered the fact that, while Scudder would continue as a separate legal entity for the immediate future, it would be integrated operationally with the global asset management business of Deutsche Bank. They also considered the significant expense reductions being planned for the combined organization designed to eliminate duplicate operations, as well as to reduce the scale of the organization to reflect current adverse conditions in the securities markets and in the investment management business. In this regard, the Independent Trustees also considered the expense reductions that would likely be necessary under current market and business conditions to operate Scudder's business efficiently absent the Transaction. The Independent Trustees were assured that the planned expense reductions would not adversely affect the scope and quality of services being provided to the Portfolios and that a substantial portion of any future revenue growth (commensurate with reasonable profit levels) would be reinvested in Deutsche Bank's U.S. mutual fund business.

   The Independent Trustees also considered the potential benefits to the Portfolios and their shareholders of the increased scale and scope of the global asset management platform that will result from the Transaction. In this regard, the Independent Trustees reviewed the investment performance records of the Deutsche Bank investment professionals who will be assuming responsibility as Portfolio portfolio managers. Deutsche Bank also advised the Independent Trustees that it was actively seeking to hire additional investment professionals to strengthen the capabilities of the combined firm in certain areas. The Independent Trustees also considered Deutsche Bank's assurances that Scudder will at all times have the resources necessary to enable it to meet its obligations to the Portfolios and that the services provided by Scudder and its affiliates following the transaction will be equal or better in scope and quality to those currently being provided. Further, Deutsche Bank has assured the Independent Trustees that they will continue to receive all information that they deem necessary or desirable to the discharge of their oversight responsibilities.

   The Independent Trustees also considered the potential advantages that the combined organization might bring to strengthening the "Scudder" brand name in the U.S. mutual fund marketplace. Deutsche Bank has confirmed its intention to extend the "Scudder" brand name to its existing mutual fund products, and to continue investing in building public awareness of the brand. Deutsche Bank also confirmed its intention to continue Scudder's current policy of emphasizing distribution through financial intermediaries.

   Deutsche Bank and Scudder each assured the Independent Trustees that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company to receive benefits in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the board members of the investment company must be persons who are not "interested persons" of such investment adviser. (The current composition of the Board of each Portfolio would be in compliance with this provision of Section 15(f).) Second, for a period of two years following the Transaction, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. Deutsche Bank and Scudder have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Portfolio in connection with the Transaction. Deutsche Bank and Scudder have undertaken to pay the costs of preparing and distributing proxy materials to the Portfolios' shareholders, as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Portfolios and the Independent Trustees relating to their review of the Transaction.

   In previously approving the continuation of the Current Investment Management Agreements in August 2001, the Independent Trustees had considered numerous factors, including, among others, the nature, quality and extent of services provided by Scudder to the Portfolios; investment performance, both of the Portfolios themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Portfolios themselves and relative to appropriate peer groups; Scudder's profitability from managing the Portfolios (both individually and collectively) and the other investment companies managed by Scudder before marketing expenses paid by Scudder. Based on a review of recent market and industry trends and financial results of Scudder's businesses, the Independent Trustees concluded to continue the current fee arrangements in place between the Portfolios and Scudder and its affiliates. The Independent Trustees expect to review these arrangements in further detail in connection with their consideration of the annual continuation of these arrangements on or prior to September 30, 2002.

   In addition, in considering whether to approve the New Investment Management Agreement for each Portfolio (the terms of which are substantially identical to the terms of the Current Investment Management Agreement for each Portfolio except as described below under "Differences Between the Current and New Investment Management Agreements"), the Board considered the potential benefit to the Portfolios of providing the Investment Manager more flexibility in structuring portfolio management services for each Portfolio. The Board recognized that it may be beneficial to the Portfolios to allow the Investment Manager to take advantage of the strengths of other entities within the Deutsche Bank organization by permitting the Investment Manager to delegate certain portfolio management services to such entities, and to do so, to the extent permissible, without incurring the expense of obtaining further shareholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the Portfolios would require the prior approval of a majority of the members of a Portfolio's Board, including a majority of the Independent Trustees; (ii) the management expenses incurred by the Portfolios would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Investment Management Agreements because any fees paid to a sub-adviser would be paid by the Investment Manager and not by the Portfolios; and (iii) Scudder would retain full responsibility for the actions of any such sub-adviser or delegates.

   Based on all of the foregoing, at a meeting on February 4, 2002, the Board, including the Independent Trustees, voted unanimously to approve the New Investment Management Agreements and to recommend them to the shareholders for their approval.

Transfer Agent, Shareholder Service Agent and Principal Underwriter

   Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for each Portfolio and maintains related records. Scudder Investments Service Company ("SISC"), an affiliate of Scudder, serves as the transfer agent and dividend-paying agent for each Portfolio. SISC also serves as shareholder servicing agent for certain of the Portfolios. Scudder Trust Company ("STC"), an affiliate of Scudder, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Scudder Investors Services, Inc. ("SISI"), 222 South Riverside Plaza, Chicago, Illinois 60606-5808, a subsidiary of Scudder, provides information and administrative services for shareholders of each Portfolio. SISI is also the principal underwriter and distributor of each Portfolio's shares and acts as agent of each Portfolio in the sale of its shares. Pursuant to Rule 12b-1 Plans adopted by certain Portfolios, for the Class B shares of each of those Portfolios,

SISI receives a distribution fee of 0.25% of average daily net assets of each such class. Scudder Investor Services, Inc. ("SISI"), an affiliate of Scudder, provides administrative services for some of the Portfolios. Appendix 3 sets forth for each Portfolio the fees paid to SFAC, SISC, STC, SDI and SISI during the last fiscal year of each Portfolio.

   SFAC, SISC, STC and SISI will continue to provide fund accounting, transfer agency, subaccounting and recordkeeping, and administrative services, respectively, to the Portfolios, as described above, under the current arrangements if the New Investment Management Agreements are approved. In addition, in light of the fact that the agreements with SDI will, by their terms, terminate upon the closing of the Transaction, at a meeting on February 4, 2002, the Board unanimously approved the continuation of these agreements following the closing of the Transaction. As such, SDI will continue to provide administrative, underwriting and distribution services under the current arrangements if the New Investment Management Agreements are approved.

   Exhibit B sets forth (as of each fund's last fiscal year end) the fees and other information regarding investment companies advised by Scudder that have similar investment objectives to any of the Portfolios. (See Appendix 4 for information regarding the management fee rate, net assets and aggregate management fee paid for each Portfolio.)

Portfolio Transactions

   Scudder places orders for portfolio transactions on behalf of the Portfolios with issuers, underwriters or other brokers and dealers. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder may place such orders with brokers and dealers who supply brokerage and research services to Scudder or a Portfolio. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Scudder is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research services. When it can be done consistently with the policy of obtaining the most favorable net results, in selecting brokers and dealers with which to place portfolio transactions for a Portfolio, Scudder may consider sales of shares of the Portfolios and of any funds managed by Scudder. The placement of portfolio transactions is supervised by Scudder. Following the closing of the Transaction, Scudder's trading system and related brokerage policies may, in part or in whole, be conformed to those of Deutsche Bank. Deutsche Bank has represented that its policies are similar in all material respects to those of Scudder, and that it does not expect that the types and levels of portfolio transactions/placements with particular brokers will materially differ from those of Scudder in the past.

Description of the Current Investment Management Agreements

   General. Under each Current Investment Management Agreement, Scudder provides each Portfolio with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held or sold, and what portion of each Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the investment objectives, policies and restrictions set forth in each Portfolio's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), and such policies and instructions as the Trustees may determine.

   Investment Manager's Responsibilities. Each Current Investment Management Agreement states that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Portfolio's registration statement, pay each Portfolio's office rent, render significant administrative services on behalf of each Portfolio (not otherwise provided by third parties) necessary for each Portfolio's operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for the Trust's Board and reports and notices to Portfolio shareholders; supervising, negotiating contractual arrangements with, and to the extent appropriate, monitoring the performance of various third-party and affiliated service providers to each Portfolio (such as each Portfolio's transfer and pricing agents, fund accounting agents, custodians, accountants and others) and other persons in any capacity deemed necessary or desirable to Portfolio operations; preparing and making filings with the Securities and Exchange Commission (the "SEC" or the "Commission") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the registration statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Portfolio's transfer agent; assisting in the preparation and filing of each Portfolio's federal, state and local tax returns; preparing and filing each Portfolio's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining or causing to be maintained for each Portfolio all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by each Portfolio's custodian or other agents of each Portfolio; assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting issues that may arise with respect to each Portfolio's operations and consulting with each Portfolio's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Portfolio's operating expense budgets; reviewing each Portfolio's bills; processing the payment of bills that have been approved by an authorized person; assisting each Portfolio in determining the amount of dividends and distributions available to be paid by each Portfolio to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust, as it may reasonably request, in the conduct of each applicable Portfolio's business, subject to the direction and control of the Trust's Board.

   Portfolio Expenses. Under each Current Investment Management Agreement, each Portfolio is responsible for other expenses, such as organizational expenses (including out-of-pocket expenses, but excluding the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Portfolio; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Portfolio's transfer agent; expenses of preparing share certificates and any other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; compensation and expenses of Independent Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of each Portfolio's custodians, subcustodians, dividend disbursing agents and registrars. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of that Portfolio. Each Portfolio is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Trustees of the Trust with respect thereto. Each Portfolio is also responsible for the maintenance of books and records which are required to be maintained by each Portfolio's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Portfolio in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Portfolio and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Portfolio's portfolio securities; and other expenses.

   Expenses Paid by the Investment Manager. The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of the Trust

(including each Portfolio's share of payroll taxes) who are affiliated with the Investment Manager and making available, without expense to each Portfolio, the services of such Trustees, officers and employees as may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Each Portfolio is responsible for the compensation and the fees and expenses (specifically including travel expenses relating to Portfolio business) of Trustees, officers and employees not affiliated with the Investment Manager. Under each Current Investment Management Agreement, the Investment Manager also pays each Portfolio's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of the Trust who are directors, officers or employees of the Investment Manager, except to the extent that such expenses relate to attendance at meetings of the Board of the Trust, or any committee thereof or advisers thereto, held outside Boston, Massachusetts or New York, New York. During each Portfolio's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by the Trust to any of its officers or Trustees who were affiliated with the Investment Manager.

   Compensation Paid to the Investment Manager. In return for the services provided by Scudder as investment manager, and the expenses it assumes under each Current Investment Management Agreement, each Portfolio pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for each Portfolio is set forth in Appendix 4.

   Liability of the Investment Manager. Each Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Portfolio in connection with matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such Agreement.

   Termination of the Agreement. Each Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Portfolio may agree to terminate its Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Portfolio or by a vote of the Board. As stated above, each Current Investment Management Agreement automatically terminates in the event of its assignment.

Additional Information About the Investment Management Agreements

   The date of each Current Investment Management Agreement, the date when each Current Investment Management Agreement was last approved by the shareholders of each Portfolio, the date when each New Investment Management Agreement was approved by the Trustees of each Portfolio and the termination date (unless continued) of each New Investment Management Agreement is included in Appendix 5.

The New Investment Management Agreements

   The New Investment Management Agreement for each Portfolio will be dated as of the date of the consummation of the Transaction, which is expected to occur early in the second quarter of 2002. Each New Investment Management Agreement will be in effect for an initial term ending on September 30, 2002 (the same term as would apply under the corresponding Current Investment Management Agreement but for the Transaction), and may be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined below under "Additional Information") of each Portfolio, or by the Board and, in either event, the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose. In the event that shareholders of a Portfolio do not approve the New Investment Management Agreement, the Current Investment Management Agreement will terminate if the Transaction is consummated. In such event, the Board of the Trust will take such action, if any, as it deems to be in the best interests of the Portfolio, including (without limitation) re-submitting this Proposal for shareholder approval, and/or entering into an interim investment management agreement with Scudder. In the event the Transaction is not consummated, Scudder will continue to provide services to each Portfolio in accordance with the terms of each Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Independent Trustees.

Differences Between the Current and New Investment Management Agreements

   The terms of the New Investment Management Agreement for each Portfolio are substantially identical to the terms of the corresponding Current Investment Management Agreement, except that, to the extent permissible by law, pursuant to each New Investment Management Agreement the Investment Manager would be authorized to appoint certain of its affiliates as sub-advisers to perform certain of the Investment Manager's duties. In such cases, the Investment Manager would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid to any such affiliated sub-advisers. These affiliated sub-advisers must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Independent Trustees and the full Board. Shareholders of a Portfolio that is affected by any adjustment would receive prompt notice following approval by the Independent Trustees. The management fee rates paid by the Portfolios would not increase as a result of any such action; all fees incurred by a sub-adviser will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-adviser or delegates.

   The investment management fee rates paid by the Portfolios under the New Investment Management Agreements are the same as those currently in effect.

   The Trustees of the Trust unanimously recommend that shareholders of each Portfolio vote FOR the approval of a New Investment Management Agreement for that Portfolio.

               Proposal 2:  Approval of a Sub-Advisory Agreement
          with Deutsche Asset Management Investment Services Limited with Respect to International Portfolio

   Scudder has proposed entering into a sub-advisory agreement (the "Sub-Advisory Agreement"), on behalf of International Portfolio, with Deutsche Asset Management Investment Services Limited ("DeAMIS") pursuant to which DeAMIS would furnish information, investment recommendations, advice and assistance to Scudder. The Sub-Advisory Agreement was unanimously approved by the Board of Trustees, including each Independent Trustee, at a meeting held on February 4, 2002. A form of Sub-Advisory Agreement is attached hereto as Exhibit C. The description of the Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit C.

   It is anticipated that following the closing of the Transaction, the portfolio management team that is responsible for managing all or a portion of International Portfolio's assets will transition from the United States to London and will become employees of DeAMIS. It is expected that this transition will allow the portfolio management team to access the global reach of Deutsche Asset Management more effectively.

   Following the closing of the Transaction, a certain amount of time will be necessary to permit Scudder and Deutsche Asset Management to prepare and institute the necessary arrangements for the portfolio managers to transition to DeAMIS. As such, the Sub-Advisory Agreement will go into effect at a time to be determined following the closing of the Transaction (currently expected to be during the second quarter of 2002) upon the approval of the Board and its Independent Trustees. In addition, the fees to be paid to DeAMIS will at that time be determined, again upon the approval of the Board and its Non-interested Trustees. Any such fees payable under the Sub-Advisory Agreement are paid by Scudder and have no effect on management fees paid by International Portfolio to Scudder pursuant to the New

Investment Management Agreement. In no case will the investment management fees paid to DeAMIS by Scudder be greater than those paid by International Portfolio to Scudder pursuant to the New Investment Management Agreement.

   The Sub-Advisory Agreement has been unanimously approved by the Board, and is now being submitted for approval by the shareholders of International Portfolio. If it is approved by the shareholders of International Portfolio, the Sub-Advisory Agreement would continue in effect until September 30, 2002 unless earlier terminated, and will continue from year to year thereafter, subject to approval annually by the Board or by a majority of the outstanding shares of International Portfolio, and also, in either event, approval by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. If the shareholders of International Portfolio should fail to approve the Sub-Advisory Agreement, the Board will take such action, if any, as it considers to be in the best interests of the Portfolio.

Board Considerations

   On February 4, 2002, the Board, including the Independent Trustees, voted unanimously to approve the new Sub-Advisory Agreement proposed by Scudder and to recommend its approval to the shareholders of International Portfolio.

   In considering whether to approve the new Sub-Advisory Agreement, the Board considered the factors it considered in approving the New Investment Management Agreement, to the extent applicable. (See Proposal 1 for more information regarding the Board's evaluation.) In addition, the Board considered the recommendation of Scudder and various information and materials provided by each of Scudder and DeAMIS. The Board also considered that approval of the Sub-Advisory Agreement would not result in significant changes to the portfolio management team responsible for International Portfolio. As discussed above, the Sub-Advisory Agreement will allow the portfolio managers to integrate with DeAMIS' London facilities. Furthermore, the Board considered that approval of the Sub-Advisory Agreement would not affect management fees paid by International Portfolio, and that Scudder would remain fully responsible for DeAMIS' actions under the Sub-Advisory Agreement.

   The Board was apprised that the deferral in implementing the Sub-Advisory Agreement is needed to permit Scudder and Deutsche Asset Management a sufficient amount of time to plan, prepare and institute the necessary arrangements for the transition of portfolio management team to DeAMIS. Scudder also emphasized to the Board that the Sub-Advisory Agreement would be implemented only upon the approval of International Portfolio's Independent Trustees and full Board based on information they then deemed adequate and necessary to consider these arrangements, including fee arrangements.

   The Board unanimously recommends that shareholders of International Portfolio vote in favor of the approval of the new Sub-Advisory Agreement.

Description of the Sub-Advisory Agreement

   Under the Sub-Advisory Agreement, DeAMIS shall furnish Scudder with information, investment recommendations, advice and assistance, as Scudder from time to time reasonably requests.

   As noted above, the sub-advisory fee payable under the Sub-Advisory Agreement would be paid by the Investment Manager, not International Portfolio, and will be set, and may vary from time to time thereafter, subject to the approval of International Portfolio's Board, including a majority of its Independent Trustees.

   The Sub-Advisory Agreement further provides that DeAMIS shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the Sub-Advisory Agreement.

   The Sub-Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by either party, or by a majority vote of the outstanding voting securities of International Portfolio, and automatically terminates in the event of the termination of International Portfolio's Investment Management Agreement or in the event of its assignment.

Information about DeAMIS

   DeAMIS, with headquarters at One Appold Street, London, EC2A 2UU, England, provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed more than $6 billion in assets. DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank.

   The principal occupations of each director and principal executive officer of DeAMIS are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMIS, is One Appold Street, London, EC2A 2UU, England. No Trustees or officers of the Trust are employees, officers, directors or shareholders of DeAMIS.

       Alexander Tedder.   Director, DeAMIS.

       Richard Charles Wilson.   Director, DeAMIS.

       Annette Jane Fraser.   Chief Executive Officer, DeAMIS.

       Stephen John Maynard.   Finance Officer, DeAMIS.

       Matthew Alan Linsey.   Director, DeAMIS.

       Adrian Dyke.   Secretary, DeAMIS.

   Exhibit D sets forth the fees and other information regarding investment companies advised or sub-advised by DeAMIS that have similar investment objectives to International Portfolio.

Fund Transactions

   DeAMIS will place all orders for portfolio transactions of International Portfolio's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAMIS may place such orders with brokers and dealers who provide market, statistical and other research information to International Portfolio or DeAMIS. DeAMIS is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. In selecting brokers and dealers with which to place portfolio transactions for International Portfolio, DeAMIS may consider its affiliates and also firms that sell shares of mutual funds advised by DeAMIS or recommend the purchase of such funds. Allocation of portfolio transactions is supervised by DeAMIS.

Required Vote

   Approval of the Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of International Portfolio.

The Trustees of International Portfolio unanimously recommend that shareholders of International Portfolio vote FOR the approval of the New Sub-Advisory
                                  Agreement.

                            Additional Information

General

   As discussed above, shares of each Portfolio are offered only to Participating Insurance Companies to fund benefits under their VLI contracts and VA contracts (each a "Contract"). Accordingly, as of the close of business on February 15, 2002, shares of each Portfolio were held by separate accounts, or subaccounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual contract owners or to a group (e.g., a defined benefit plan) in which individuals participate (collectively, "Participants"). Participants have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of a Portfolio held in its name as directed. If a Participating Insurance Company does not receive voting instructions for all of the shares of a Portfolio held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to each Proposal on which it is entitled to vote, for, against or abstaining, in the same proportion as the shares of that Portfolio for which it has received instructions from contract owners (i.e., echo voting). The group Participants of some group Contracts may have the right to direct the vote, with respect to each Proposal on which they are entitled to vote, for all shares of a Portfolio held under the Contract, for, against or abstaining, in the same proportions as shares for which instructions have been given under the same Contract. This Proxy Statement is used to solicit instructions from Participants for voting shares of the Portfolios, as well as for soliciting proxies from the Participating Insurance Companies, the actual shareholders of the Portfolios. All persons entitled to direct the voting of shares, whether or not they are shareholders, will be described as voting for purposes of this Proxy Statement.

   The cost of preparing, printing and mailing the enclosed proxy card(s) and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

   Any shareholder of a Portfolio giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement), or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the applicable Portfolio. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement. Only a shareholder may execute or revoke a proxy. A Participant who has given voting instructions may revoke them through the applicable Participating Insurance Company. A Participant may also revoke the accompanying voting instruction at any time prior to its use by filing with the Trust a written revocation or duly executed voting instruction bearing a later date. In addition, any Participant who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed, but in the absence of voting directions in any voting instruction that is signed and returned, they may have the authority to vote the interest represented thereby FOR each Proposal and may vote in accordance with their best judgment with respect to other matters not now known to the Board that may be presented to the Meeting.

   In order to constitute a quorum for the transaction of business, with respect to each Portfolio, the holders of at least one-third of the shares entitled to be cast of the Portfolio must be present at the

Meeting, in person or by proxy. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Portfolio's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Portfolio from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

   Approval of each of the Proposals, with respect to each applicable Portfolio, requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Portfolio. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Portfolio present at the Meeting if more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

   Abstentions will have the effect of a "no" vote on each of the Proposals. Broker non-votes will have the effect of a "no" vote for each of the Proposals if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of a Portfolio. Broker non-votes will not constitute "yes" or "no" votes for any of the Proposals, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Portfolio present at the Meeting. Broker non-votes are not likely to be relevant to the Meeting because the Portfolios have been advised by the New York Stock Exchange that each of the Proposals to be voted upon by the shareholders involve matters that the New York Stock Exchange considers to be routine and within the discretion of brokers to vote if no customer instructions are received. Shareholders of each Portfolio will vote separately with respect to each Proposal.

   If shareholder approval of Proposal 1 is not obtained prior to the closing of the Transaction, Scudder would propose to enter into an interim advisory agreement with your Portfolio, pursuant to Rule 15a-4 under the 1940 Act. The interim agreement, which would take effect upon completion of the acquisition of Scudder by Deutsche Bank, would be in substantially the same form as the New Investment Management Agreement, but would not include the new provisions regarding flexibility in managing assets and would include special provisions required by Rule 15a-4, including:

  .  a maximum term of 150 days;

  . a provision that the Board or holders of a majority of the Portfolio's shares may terminate the agreement at any time without penalty on not more than 10 days' written notice; and

  . a provision that the compensation earned by Scudder under the agreement would be held in an interest-bearing escrow account until shareholder approval of the New Investment Management Agreement is obtained, after which the amount in the escrow account (together with any interest) would be paid to Scudder.

   If any Portfolio relying on Rule 15a-4 has not received the requisite shareholder approval for the New Investment Management Agreement within 150 days after completion of the acquisition of Scudder by Deutsche Bank, fees (less reasonable expenses) would be returned to that Portfolio and the Board of the Trust would consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

   Holders of record of the shares of each Portfolio at the close of business on February 15, 2002, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. The table provided in Appendix 6 hereto sets forth the number of shares outstanding for each Portfolio as of December 31, 2001.

   To the best of the Trust's knowledge, as of December 31, 2001, no person owned beneficially more than 5% of any Portfolio's outstanding shares, except as stated in Appendix 7. To the best of the Trust's knowledge, as of December 31, 2001, no Trustee or officer of the Trust owned directly or beneficially shares of any Portfolio.

   Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies for the Portfolios, at an estimated cost of $16,875, plus expenses. Such expenses will be borne by Scudder. As the Meeting date approaches, certain shareholders of each Portfolio may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Portfolio. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Portfolios believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

   In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

   Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

   Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact Georgeson toll-free at (866) 515-0336. Any proxy given by a shareholder is revocable until voted at the Meeting.

Shareholder Proposals for Subsequent Meetings

   Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

   The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or each Portfolio.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ JOHN MILLETTE
John Millette
Secretary

                       INDEX OF EXHIBITS AND APPENDICES

EXHIBIT A:  FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT
EXHIBIT B:  MANAGEMENT FEE RATES FOR FUNDS MANAGED BY SCUDDER WITH
            SIMILAR INVESTMENT OBJECTIVES
EXHIBIT C:  FORM OF SUB-ADVISORY AGREEMENT
EXHIBIT D:  INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED
            BY DEAMIS
APPENDIX 1: INFORMATION REGARDING SCUDDER
APPENDIX 2: PROPOSED PORTFOLIO MANAGER CHANGES
APPENDIX 3: FEES PAID TO SFAC, SISC, STC, SDI AND SISI
APPENDIX 4: PORTFOLIO MANAGEMENT FEE RATES, NET ASSETS AND AGGREGATE
            MANAGEMENT FEES
APPENDIX 5: DATES RELATING TO INVESTMENT MANAGEMENT AGREEMENTS
APPENDIX 6: PORTFOLIO SHARES OUTSTANDING
APPENDIX 7: BENEFICIAL OWNERS OF 5% OR MORE OF PORTFOLIO SHARES
APPENDIX 8: OFFICERS

                                   EXHIBIT A

                  FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

                           Scudder Variable Series I
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                                                   [Date], 2002

Zurich Scudder Investments, Inc.
[address]

                        Investment Management Agreement
                              [Name of Portfolio]

Ladies and Gentlemen:

   Scudder Variable Series I (the "Fund") has been established as a Massachusetts business trust to engage in the business of an investment company. Pursuant to the Fund's Declaration of Trust, as amended from time to time (the "Declaration"), the Board of Trustees has divided the Fund's shares of beneficial interest, without par value (the "Shares") into separate series, or funds, including [Name of Portfolio] (the "Portfolio"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

   The Fund, on behalf of the Portfolio, has selected you to act as the sole investment manager of the Portfolio and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Fund on behalf of the Portfolio agrees with you as follows:

   1. Delivery of Documents. The Fund engages in the business of investing and reinvesting the assets of the Portfolio in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Portfolio included in the Fund's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Fund under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Fund. The Fund has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Fund and the Portfolio:

      (a) The Declaration dated [Date], as amended to date.

      (b) By-Laws of the Fund as in effect on the date hereof (the "By-Laws").

      (c) Resolutions of the Trustees of the Fund and the shareholders of the Portfolio selecting you as investment manager and approving the form of this Agreement.

      (d) Establishment and Designation of Series of Shares of Beneficial Interest dated [Date] relating to the Portfolio.

   The Fund will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

   2. Sublicense to Use the Scudder Trademarks. As exclusive licensee of the rights to use and sublicense the use of the "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens & Clark, Inc." trademarks (together, the "Scudder Marks"), you hereby grant the Fund a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of the Fund's name (the "Portfolio Name"), and (ii) the Scudder Marks in connection with the Fund's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you and the Fund, or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The Fund agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Fund's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Fund shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The Fund further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the Fund rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Fund shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Fund as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your successor) and the Fund, or you no longer are a licensee of the Scudder Marks, the Fund shall (to the extent that, and as soon as, it lawfully can) cease to use the Portfolio Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or any organization which shall have succeeded to your business as investment manager) or the Trademark Owner. In no event shall the Fund use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between you (or your successor) and the Portfolio is terminated.

   3. Portfolio Management Services. As manager of the assets of the Portfolio, you shall provide continuing investment management of the assets of the Portfolio in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to the policies and instructions adopted by the Fund's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Portfolio so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Portfolio shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Portfolio in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the Fund or counsel to you. You shall also make available to the Fund promptly upon request all of the Portfolio's investment records and ledgers as are necessary to assist the Fund in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

   You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Portfolio and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Portfolio policies as expressed in the Registration Statement. You shall determine what portion of the Portfolio's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

   You shall furnish to the Fund's Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Fund's officers or Board of Trustees shall reasonably request.

   4. Delegation of Portfolio Management Services. Subject to the prior approval of a majority of the members of the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, you may, through a sub-advisory agreement or other arrangement, delegate to any other company that you control, are controlled by, or are under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of your duties enumerated in section 3 hereof; provided, that you shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve you of any of your obligations hereunder.

   Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Fund that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by you under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by you, subject to the prior approval of a majority of the members of the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act.

   5. Administrative Services. In addition to the portfolio management services specified above in section 3, you shall furnish at your expense for the use of the Portfolio such office space and facilities in the United States as the Portfolio may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Fund administrative services on behalf of the Portfolio necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Fund's Board of Trustees and reports and notices to Portfolio shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Portfolio operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Portfolio's transfer agent; assisting in the preparation and filing of the Portfolio's federal, state and local tax returns; preparing and filing the Portfolio's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Portfolio under applicable federal and state securities laws; maintaining or causing to be maintained for the Portfolio all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Portfolio's custodian or other agents of the Portfolio; assisting in establishing the accounting policies of the Portfolio; assisting in the resolution of accounting issues that may arise with respect to the Portfolio's operations and consulting with the Portfolio's independent accountants, legal counsel and the

Portfolio's other agents as necessary in connection therewith; establishing and monitoring the Portfolio's operating expense budgets; reviewing the Portfolio's bills; processing the payment of bills that have been approved by an authorized person; assisting the Portfolio in determining the amount of dividends and distributions available to be paid by the Portfolio to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information s is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund as it may reasonably request in the conduct of the Portfolio's business, subject to the direction and control of the Fund's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Portfolio or any other person not a party to this Agreement which is obligated to provide services to the Portfolio.

   6. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 6, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Fund (including the Portfolio's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Portfolio, the services of such of your directors, officers and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 5 hereof.

   You shall not be required to pay any expenses of the Portfolio other than those specifically allocated to you in this section 6. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Portfolio's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Portfolio: organization expenses of the Portfolio (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Portfolio advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Portfolio's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Portfolio in connection with membership in investment company trade organizations; fees and expenses of the Portfolio's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 6, other expenses in connection with the issuance, offering, distribution, sale redemption or repurchase of securities issued by the Portfolio; expenses relating to investor and public relations expenses and fees of registering or qualifying Shares of the Portfolio for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Portfolio's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Portfolio; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Portfolio and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Fund; costs of shareholders' and other meetings; travel expenses (or an appropriate portion thereof) of Trustees and officers of the Fund who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Fund or any committees thereof or advisors thereto held outside Boston, Massachusetts or New York, New York.

   You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Portfolio if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Portfolio's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Fund on behalf of the Portfolio shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Portfolio (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Portfolio (or some other party) pursuant to such a plan.

   7. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 5 and 6 hereof, the Fund on behalf of the Portfolio shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of [see Appendix 4 to this Proxy Statement for the investment management fee rate paid by each Portfolio] over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Portfolio and unpaid.

   The "average daily net assets" of the Portfolio shall mean the average of the values placed on the Portfolio's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Portfolio is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Portfolio lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Portfolio shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 7, the value of the net assets of the Portfolio as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Portfolio's portfolio may be lawfully determined on that day. If the Portfolio determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 7.

   You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Portfolio's expenses, as if such waiver or limitation were fully set forth herein.

   8. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Portfolio, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Portfolio's account with brokers or dealers selected by you in accordance with Portfolio policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Portfolio, you shall act solely as investment counsel for such clients and not in any way on behalf of the Portfolio.

   Your services to the Portfolio pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Fund. Whenever the Portfolio and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Portfolio recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Portfolio.

   9. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Fund agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Fund, the Portfolio or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Portfolio shall be deemed, when acting within the scope of his or her employment by the Portfolio, to be acting in such employment solely for the Portfolio and not as your employee or agent.

   10. Duration and Termination of This Agreement. This Agreement shall remain in force until [Date], and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Portfolio. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

   This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Portfolio or by the Fund's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment.

   11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

   12. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Fund]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Portfolio, or Trustee, officer, employee or agent of the Fund, shall be subject to claims against or obligations of the Fund or of the Portfolio to any extent whatsoever, but that the Fund estate only shall be liable.

   You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Fund on behalf of the Portfolio pursuant to this Agreement shall be limited in all cases to the Portfolio and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other series of the Fund, or from any Trustee, officer, employee or agent of the Fund. You understand that the rights and obligations of each Portfolio, or series, under the Declaration are separate and distinct from those of any and all other series.

   13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

   This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Portfolio to fail to comply with the requirements of Subchapter M of the Code.

   This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Fund on behalf of the Portfolio.

   If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Fund, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                          Yours very truly,

                                          SCUDDER VARIABLE SERIES I, on behalf
                                            of [Name of Portfolio]

                                          By: ______________________
                                             Vice President

   The foregoing Agreement is hereby accepted as of the date hereof.

                                          ZURICH SCUDDER INVESTMENTS, INC.

                                          By: ______________________
                                             President

                                   EXHIBIT B

               MANAGEMENT FEE RATES FOR FUNDS MANAGED BY SCUDDER
                      WITH SIMILAR INVESTMENT OBJECTIVES

Fund                                                 Objective                               Fee Rate+             Net Assets*
----                                                 ---------                               ----------            -----------

Money Market Funds

Government Securities Portfolio Maximum current income consistent with stability of  0.220% to $500 million      $ 1,833,917,431
(Cash Account Trust)            capital.                                             0.200% next $500 million
                                                                                     0.175% next $1 billion
                                                                                     0.160% next $1 billion
                                                                                     0.150% over $3 billion/(1)/

Government Securities Portfolio Maximum current income consistent with stability of  0.220% to $500 million      $   498,040,269
(Cash Equivalent Fund)          capital.                                             0.200% next $500 million
                                                                                     0.175% next $1 billion
                                                                                     0.160% next $1 billion
                                                                                     0.150% over $3 billion/(4)/

Government Securities Portfolio Maximum current income consistent with stability of  0.150% of net assets        $   487,810,268
(Investors Cash Trust)          capital.

Money Market Portfolio          Maximum current income consistent with stability of  0.220% to $500 million      $10,258,067,219
(Cash Account Trust)            capital.                                             0.200% next $500 million
                                                                                     0.175% next $1 billion
                                                                                     0.160% next $1 billion
                                                                                     0.150% over $3 billion/(1)/

Money Market Portfolio          Maximum current income consistent with stability of  0.220% to $500 million      $   913,521,410
(Cash Equivalent Fund)          capital.                                             0.200% next $500 million
                                                                                     0.175% next $1 billion
                                                                                     0.160% next $1 billion
                                                                                     0.150% over $3 billion/(4)/

Scudder Cash Reserves Fund      Maximum current income to the extent consistent with 0.400% to $250 million      $   594,927,445
                                stability of principal.                              0.380% next $750 million
                                                                                     0.350% next $1.5 billion
                                                                                     0.320% next $2.5 billion
                                                                                     0.300% next $2.5 billion
                                                                                     0.280% next $2.5 billion
                                                                                     0.260% next $2.5 billion
                                                                                     0.250% over $12.5 billion

Fund                                              Objective                          Fee Rate+                      Net Assets*
----                                              ---------                          ----------                     -----------

Scudder Cash Investment Trust      To maintain stability of capital, and             0.500% to $250 million        $1,338,276,105
                                   consistent with that, to maintain liquidity       0.450% next $250 million
                                   of capital and to provide current income.         0.400% next $500 million
                                                                                     0.350% next $500 million
                                                                                     0.335% next $500 million
                                                                                     0.320% over $2 billion

Scudder Money Market Series        High level of current income as is                0.250% of net assets          $9,294,897,783
                                   consistent with liquidity, preservation
                                   of capital and the fund's investment policies.

Scudder U.S. Treasury Money Fund   Current income consistent with safety,            0.400% to $500 million        $  383,802,179
                                   liquidity, and stability of capital.              0.385% next $500 million
                                                                                     0.370% over $ 1 billion

Treasury Portfolio                 Maximum current income consistent with            0.150% of net assets          $   88,490,940
(Investors Cash Trust)             stability of capital.

                                                                                     0.500% to $215 million        $  751,421,981
Zurich Government Money Fund       Maximum current income to the extent              0.375% next $335 million
                                   consistent with stability of principal.           0.300% next $250 million
                                                                                     0.250% over $800 million/(5)/

                                                                                     0.500% to $215 million        $5,786,712,431
                                                                                     0.375% next $335 million
Zurich Money Market Fund           Maximum current income to the extent              0.300% next $250 million
                                   consistent with stability of principal.           0.250% over $800 million/(5)/

                                                                                     0.500% to $215 million        $  387,549,405
                                                                                     0.375% next $335 million
Zurich YieldWise Government        Maximum current income to the extent              0.300% next $250 million
Money Fund                         consistent with stability of principal.           0.250% over $800 million

                                                                                     0.500% to $215 million        $  978,162,130
                                                                                     0.375% next $335 million
Zurich YieldWise Money Fund        Maximum current income to the extent              0.300% next $250 million
                                   consistent with stability of principal.           0.250% over $800 million

                                                                                     0.220% to $500 million        $   56,982,158
                                                                                     0.200% next $500 million
Investors Florida Municipal        Maximum current income, that is exempt            0.175% next $1 billion
Cash Fund                          from federal income tax, to the extent            0.160% next $1 billion
                                   consistent with stability of capital.             0.150% over $3 billion/(3)/



Fund                                                 Objective                       Fee Rate+                    Net Assets*
----                                                 ---------                       ----------                   -----------

Tax-Free Money Market Funds

Investors Michigan Municipal         Maximum current income, that is exempt          0.220% to $500 million       $ 29,349,803
Cash Fund                            from federal and Michigan income taxes,         0.200% next $500 million
                                     to the extent consistent with stability         0.175% next $1 billion
                                     of capital.                                     0.160% next $1 billion
                                                                                     0.15% over $3 billion/(3)/

Investors New Jersey Municipal       Maximum current income, that is exempt          0.220% to $500 million       $ 77,045,997
Cash Fund                            from federal and New Jersey income taxes,       0.200% next $500 million
                                     to the extent consistent with stability         0.175% next $1 billion
                                     of capital.                                     0.160% next $1 billion
                                                                                     0.150% over $3 billion/(3)/

Investors Pennsylvania Municipal     Maximum current income, that is exempt          0.220% to $500 million       $ 24,521,124
Cash Fund                            from federal and Pennsylvania income            0.200% next $500 million
                                     taxes, to the extent consistent with            0.175% next $1 billion
                                     stability of capital                            0.160% next $1 billion
                                                                                     0.150% over $3 billion/(3)/

Scudder Tax-Free Money Fund          Income exempt from regular federal              0.500% to $500 million       $345,090,771
                                     income tax and stability of principal           0.480% over $500 million
                                     through investments in municipal securities.

Tax-Exempt California Money          Maximum current income, that is exempt          0.220% to $500 million       $512,542,678
Market Fund                          from federal and State of California            0.200% next $500 million
                                     income taxes, to the extent consistent          0.175% next $1 billion
                                     with stability of capital.                      0.160% next $1 billion
                                                                                     0.150% over $3 billion

Tax-Exempt New York Money            Maximum current income that is exempt           0.220% to $500 million       $175,481,067
Market Fund                          from federal, New York State and New            0.200% next $500 million
                                     York City income taxes, to the extent           0.175% next $1 billion
                                     consistent with stability of capital.           0.160% next $1 billion
                                                                                     0.150% over $3 billion/(3)/

Tax-Exempt Portfolio                 Maximum current income that is exempt           0.220% to $500 million       $957,821,674
(Cash Account Trust)                 from federal income taxes to the extent         0.200% next $500 million
                                     consistent with stability of capital.           0.175% next $1 billion
                                                                                     0.160% next $1 billion
                                                                                     0.150% over $3 billion /(1)/

Tax-Exempt Portfolio                 Maximum current income that is exempt           0.220% to $500 million       $287,473,181
(Cash Equivalent Fund)               from federal income taxes to the extent         0.200% next $500 million
                                     consistent with stability of capital.           0.175% next $1 billion
                                                                                     0.160% next $1 billion
                                                                                     0.150% over $3 billion

Fund                                              Objective                      Fee Rate+                          Net Assets*
----                                              ---------                      ----------                         -----------

Zurich Tax-Free Money Fund         Maximum current income that is exempt         0.500% to $215 million            $  745,352,528
                                   from federal income taxes to the extent       0.375% next $335 million
                                   consistent with stability of principal.       0.300% next $250 million
                                                                                 0.250% over $800 million/(5)/

Zurich YieldWise Municipal         Maximum current income that is exempt         0.500% to $215 million            $  440,593,257
                                   from regular Money Fund federal income        0.375% next $335 million
                                   taxes to the extent consistent with           0.300% next $250 million
                                   stability of principal.                       0.250% over $800 million

Tax-Free Funds

Scudder California Tax-Free        High level of current income that is          0.550% to $250 million            $1,120,773,073
Income Fund                        exempt from California State and federal      0.520% next $750 million
                                   income taxes.                                 0.500% next $1.5 billion
                                                                                 0.480% next $2.5 billion
                                                                                 0.450% next $2.5 billion
                                                                                 0.430% next $2.5 billion
                                                                                 0.410% next $2.5 billion
                                                                                 0.400% over $12.5 billion


Scudder Florida Tax-Free           High level of current income that is          0.550% to $250 million            $   72,545,834
Income Fund                        exempt from federal income taxes.             0.520% next $750 million
                                                                                 0.500% next $1.5 billion
                                                                                 0.480% next $2.5 billion
                                                                                 0.450% next $2.5 billion
                                                                                 0.430% next $2.5 billion
                                                                                 0.410% next $2.5 billion
                                                                                 0.400% over $12.5 billion

Scudder High-Yield Tax-Free        High level of income exempt from              0.650% to $300 million            $  555,430,253
Fund                               regular federal income tax.                   0.600% next $200 million
                                                                                 0.575% over $500 million

Scudder Managed Municipal          Income exempt from regular federal            0.450% to $250 million            $2,284,146,522
Bonds                              income tax while actively seeking to          0.430% next $750 million
                                   reduce downside risk as compared              0.410% next $1.5 billion
                                   with other tax-free income funds.             0.400% next $2.5 billion
                                                                                 0.380% next $2.5 billion
                                                                                 0.360% next $2.5 billion
                                                                                 0.340% next $2.5 billion
                                                                                 0.320% over $12.5 billion

Scudder Massachusetts Tax-Free     Income that is exempt from                    0.600% to $400 million            $  488,642,403
Fund                               Massachusetts personal and regular            0.525% next $600 million
                                   federal income taxes.                         0.500% over $1 billion

Fund                                                        Objective                     Fee Rate+                   Net Assets*
----                                                        ---------                     ----------                  -----------

Scudder Medium-Term Tax-Free Fund     High level of income free from regular federal      0.550% to $250 million    $  592,760,077
                                      income taxes and to limit principal fluctuation.    0.520% next $750 million
                                                                                          0.490% next $1.5 billion
                                                                                          0.470% next $2.5 billion
                                                                                          0.450% next $2.5 billion
                                                                                          0.430% next $2.5 billion
                                                                                          0.410% next $2.5 billion
                                                                                          0.400% over $12.5 billion

Scudder New York Tax-Free Income      High level of current income that is exempt from    0.550% to $250 million    $  393,714,699
Fund                                  New York State and New York City income taxes and   0.520% next $750 million
                                      federal income taxes.                               0.500% next $1.5 billion
                                                                                          0.480% next $2.5 billion
                                                                                          0.450% next $2.5 billion
                                                                                          0.430% next $2.5 billion
                                                                                          0.410% next $2.5 billion
                                                                                          0.400% over $12.5 billion

U.S. Income Funds

Scudder Floating Rate Fund            As high a level of current income as is             0.500% to $1 billion      $  172,334,773
                                      consistent with the preservation of capital.        0.490% next $2 billion
                                                                                          0.480% next $2 billion
                                                                                          0.470% next $5 billion
                                                                                          0.450% over $10 billion

Scudder GNMA Fund                     High level of income while actively seeking to      0.400% to $5 billion      $4,273,399,626
                                      reduce downside risk compared with other GNMA       0.385% next $1 billion
                                      mutual funds.                                       0.370% over $6 billion

Scudder High-Yield Fund               Highest level of current income obtainable from a   0.580% to $250 million    $2,616,954,464
                                      diversified portfolio of fixed-income securities    0.550% next $750 million
                                      which the fund's investment manager considers       0.530% next $1.5 billion
                                      consistent with reasonable risk. As a secondary     0.510% next $2.5 billion
                                      objective, the fund will seek capital gain where    0.480% next $2.5 billion
                                      consistent with its primary objective.              0.460% next $2.5 billion
                                                                                          0.440% next $2.5 billion
                                                                                          0.420% over $12.5 billion

Scudder High-Yield Opportunity        Total return through high current income and        0.600% to $500 million    $  129,687,812
Fund                                  capital appreciation.                               0.575% next $500 million
                                                                                          0.550% next $500 million
                                                                                          0.525% next $500 million
                                                                                          0.500% next $1 billion
                                                                                          0.475% over $3 billion

                                      B-5

Fund                                                         Objective                       Fee Rate+                 Net Assets*
----                                                         ---------                       --------                  -----------

Scudder Income Fund                     High income while managing its portfolio in        0.550% to $250 million    $  835,783,924
                                        a way that is consistent with the prudent          0.520% next $750 million
                                        investment of shareholders' capital.               0.500% next $1.5 billion
                                                                                           0.480% next $2.5 billion
                                                                                           0.450% next $2.5 billion
                                                                                           0.430% next $2.5 billion
                                                                                           0.410% next $2.5 billion
                                                                                           0.400% over $12.5 billion

Scudder Short Term Bond Fund            High income while managing its portfolio in        0.450% to $1.5 billion    $1,142,547,984
                                        a way that is consistent with maintaining a        0.425% next $500 million
                                        high degree of stability of shareholders'          0.400% next $1 billion
                                        capital.                                           0.385% next $1 billion
                                                                                           0.370% next $1 billion
                                                                                           0.355% next $1 billion
                                                                                           0.340% over $6 billion


Scudder Strategic Income Fund           High current return.                               0.580% to $250 million    $  438,621,367
                                                                                           0.550% next $750 million
                                                                                           0.530% next $1.5 billion
                                                                                           0.510% next $2.5 billion
                                                                                           0.480% next $2.5 billion
                                                                                           0.460% next $2.5 billion
                                                                                           0.440% next $2.5 billion
                                                                                           0.420% over $12.5 billion

Scudder U.S. Government Securities      High current income, liquidity and security of     0.450% to $250 million    $4,211,460,035
Fund                                    principal.                                         0.430% next $750 million
                                                                                           0.410% next $1.5 billion
                                                                                           0.400% next $2.5 billion
                                                                                           0.380% next $2.5 billion
                                                                                           0.360% next $2.5 billion
                                                                                           0.340% next $2.5 billion
                                                                                           0.320% over $12.5 billion

Global Income Funds

Scudder Emerging Markets Income Fund    High current income and, secondarily, long-term    1.000% to $500 million    $  120,468,131
                                        capital appreciation.                              0.950% over $500 million

Fund                                                   Objective                      Fee Rate+                        Net Assets*
----                                                   ---------                      --------                         -----------

Scudder Global Bond Fund          Total return with an emphasis on current income;  0.750% to $250 million            $  180,288,837
                                  capital appreciation is a secondary goal.         0.720% next $750 million
                                                                                    0.700% next $1.5 billion
                                                                                    0.680% next $2.5 billion
                                                                                    0.650% next $2.5 billion
                                                                                    0.640% next $2.5 billion
                                                                                    0.630% next $2.5 billion
                                                                                    0.620% over $12.5 billion

Asset Allocation Funds Series

Scudder Pathway Series:           Current income and, as a secondary objective,     There will be no fee as the       $  112,874,335
Conservative Portfolio            long-term growth of capital.                      Investment Manager will receive
                                                                                    a fee from the underlying funds.

Scudder Pathway Series:           Balance of current income and growth of capital.  There will be no fee as the       $  268,370,642
Moderate Portfolio                                                                  Investment Manager will receive
                                                                                    a fee from the underlying funds.

Scudder Pathway Series:           Long-term growth of capital.                      There will be no fee as the       $  237,107,578
Growth Portfolio                                                                    Investment Manager will receive
                                                                                    a fee from the underlying funds.

U.S. Growth and Income Funds

Scudder Balanced Fund             Balance of growth and income from a diversified   0.470% to $1.5 billion            $  926,626,559
                                  portfolio of equity and fixed-income securities.  0.445% next $500 million
                                                                                    0.420% over $2 billion

Scudder Dividend & Growth Fund    High current income and long-term growth of       0.750% to $500 million            $   31,584,123
                                  capital by investing primarily in common stocks,  0.700% over $500 million convertible securities and real estate
                                  investment trusts.

Scudder Growth and Income Fund    Long-term growth of capital, current income and   0.450% to $14 billion             $6,890,176,215
                                  growth of income while actively seeking to        0.425% next $2 billion
                                  reduce downside risk as compared with other       0.400% next $2 billion
                                  growth and income funds.                          0.385% over $18 billion

U.S. Equity/Growth Style Funds

Scudder 21st Century Growth       Long-term growth of capital by investing in       0.750% to $500 million            $  318,528,621
Fund                              common stocks of emerging growth companies that   0.700% next $500 million
                                  the advisor believes are poised to be leaders     0.650% over $1 billion
                                  in the new century.

Fund                                                  Objective                     Fee Rate+                           Net Assets*
----                                                  ---------                     --------                            -----------

Scudder Aggressive Growth     Capital appreciation through the use of           Base investment management fee of    $  159,724,463
Fund                          aggressive investment techniques.                 0.650% of net assets plus or minus
                                                                                an incentive fee based upon the
                                                                                investment performance of the
                                                                                Fund's Class A shares as compared
                                                                                with the performance of the
                                                                                Standard & Poor's 500 Stock Index,
                                                                                which may result in a total fee
                                                                                ranging from 0.450% to 0.850% of
                                                                                net assets

Scudder Blue Chip Fund        Growth of capital and of income.                  0.580% to $250 million               $  786,528,057
                                                                                0.550% next $750 million
                                                                                0.530% next $1.5 billion
                                                                                0.510% next $2.5 billion
                                                                                0.480% next $2.5 billion
                                                                                0.460% next $2.5 billion
                                                                                0.440% next $2.5 billion
                                                                                0.420% over $12.5 billion

Scudder Capital Growth Fund   Long-term capital growth while actively seeking   0.580% to $3 billion                 $1,671,706,984
                              to reduce downside risk compared with other       0.555% next $1 billion
                              growth mutual funds.                              0.530% over $4 billion

Scudder Development Fund      Long-term capital appreciation by investing       0.850% to $1 billion                 $  445,769,912
                              primarily in U.S. companies with the potential    0.800% next $500 million
                              for above-average growth.                         0.750% over $1.5 billion

Scudder Focus Growth Fund     Long-term growth of capital.                      0.700% to $250 million               $    1,660,237
                                                                                0.670% next $750 million
                                                                                0.650% next $1.5 billion
                                                                                0.630% over $2.5 billion

Scudder Focus Value+Growth    Growth of capital through a portfolio of growth   0.720% to $250 million               $  120,916,447
Fund                          and value stocks.                                 0.690% next $750 million
                                                                                0.660% next $1.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.600% next $2.5 billion
                                                                                0.580% next $2.5 billion
                                                                                0.560% next $2.5 billion
                                                                                0.540% over $12.5 billion

Fund                                              Objective                              Fee Rate+                    Net Assets*
----                                              ---------                              --------                     -----------

Scudder Growth Fund               Growth of capital through professional management       0.580% to $250 million     $1,520,557,389
                                  and diversification of investments in securities that   0.550% next $750 million
                                  the investment manager believes have the potential      0.530% next $1.5 billion
                                  for capital appreciation.                               0.510% next $2.5 billion
                                                                                          0.480% next $2.5 billion
                                                                                          0.460% next $2.5 billion
                                                                                          0.440% next $2.5 billion
                                                                                          0.420% over $12.5 billion

Scudder Health Care Fund          Long-term growth of capital by investing at least 80%   0.850% to $500 million     $  235,718,201
                                  of total assets in common stocks companies in the       0.800% over $500 million
                                  health care sector.

Scudder Large Company Growth      Long-term growth of capital by investing at least 65%   0.700% to $1.5 billion     $  955,238,753
Fund                              of its assets in large U.S. companies (those with a     0.650% next $500 million
                                  market value of $1 billion or more).                    0.600% over $2 billion

Scudder Research Fund             Long-term growth of capital.                            0.700% to $250 million     $    3,163,209
                                                                                          0.670% next $750 million
                                                                                          0.650% next $1.5 billion
                                                                                          0.630% over $2.5 billion

Scudder S&P 500 Index Fund        Investment results that, before expenses, correspond    0.150% of net assets       $  861,675,693
                                  to the total return of common stocks publicly traded
                                  in the United States, as represented by the Standard
                                  & Poor's 500 Composite Stock Price Index (S&P 500
                                  Index).

Scudder S&P 500 Stock Fund        Returns that, before expenses, correspond to the        0.400% to $100 million     $   64,797,072
                                  total return of U.S. common stocks as represented       0.360% next $100 million
                                  by the Standard & Poor's 500 Composite Stock Price      0.340% over $200 million
                                  Index (S&P 500 index).

Scudder Select 500 Fund           Long-term growth and income by investing at least       0.500% to $500 million     $   36,402,564
                                  80% of total assets in common stocks of companies       0.475% next $500 million
                                  that are included in the Standard & Poor's Composite    0.450% over $1 billion
                                  Stock Price Index (S&P 500 index).

Scudder Select 1000 Growth        Long-term growth by investing at least 80% of total     0.500% to $500 million     $   23,922,571
Fund                              assets in common stocks of companies that are           0.475% next $500 million
                                  included in the Russell 1000 Growth Index.              0.450% over $1 billion

Fund                                           Objective                         Fee Rate+                             Net Assets*
----                                           ---------                         --------                              -----------
Scudder Dynamic Growth Fund      Maximum appreciation of investors' capital.     Base investment management fee      $  405,852,514
                                                                                 of 0.650% of net assets plus or
                                                                                 minus an incentive fee based upon
                                                                                 the investment performance of the
                                                                                 Fund's Class A shares as compared
                                                                                 with the performance of the
                                                                                 Standard & Poor's 500 Stock Index,
                                                                                 which may result in a total fee
                                                                                 ranging from 0.350% to 0.950% of
                                                                                 net assets

Scudder Small Company Stock      Long-term capital growth while actively         0.750% to $500 million              $   75,479,138
Fund                             seeking to reduce downside risk as compared     0.700% next $500 million
                                 with other small company stock funds.           0.650% over $1 billion

                                                                                                                     $2,151,276,379
Scudder Technology Fund          Growth of capital.                              0.580% to $250 million
                                                                                 0.550% next $750 million
                                                                                 0.530% next $1.5 billion
                                                                                 0.510% next $2.5 billion
                                                                                 0.480% next $2.5 billion
                                                                                 0.460% next $2.5 billion
                                                                                 0.440% next $2.5 billion
                                                                                 0.420% over $12.5 billion
                                                                                                                     $  412,185,994
Scudder Technology Innovation    Long-term growth of capital by investing        0.850% to $500 million
Fund                             at least 80% of total assets in common          0.800% next $500 million
                                 stocks of companies in the technology sector.   0.750% next $500 million
                                                                                 0.700% next $500 million
                                                                                 0.650% over $2 billion
                                                                                                                     $2,872,748,836
Scudder Total Return Fund        Highest total return, a combination of income   0.580% to $250 million
                                 and capital appreciation, consistent with       0.550% next $750 million
                                 reasonable risk.                                0.530% next $1.5 billion
                                                                                 0.510% next $2.5 billion
                                                                                 0.480% next $2.5 billion
                                                                                 0.460% next $2.5 billion
                                                                                 0.440% next $2.5 billion
                                                                                 0.420% over $12.5 billion

Fund                                         Objective                          Fee Rate+                    Net Assets*
----                                         ---------                          --------                     -----------

U.S. Equity/Value Style Funds

Scudder Contrarian Fund           Long-term capital appreciation, with          0.750% to $250 million      $  213,387,619
                                  current income as a secondary objective.      0.720% next $750 million
                                                                                0.700% next $1.5 billion
                                                                                0.680% next $2.5 billion
                                                                                0.650% next $2.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.630% next $2.5 billion
                                                                                0.620% over $12.5 billion

Scudder-Dreman Financial          Long-term capital appreciation.               0.750% to $250 million      $  174,377,929
Services Fund                                                                   0.720% next $750 million
                                                                                0.700% next $1.5 billion
                                                                                0.680% next $2.5 billion
                                                                                0.650% next $2.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.630% next $2.5 billion
                                                                                0.620% over $12.5 billion

Scudder-Dreman High Return        High rate of total return.                    0.750% to $250 million      $4,140,687,437
Equity Fund                                                                     0.720% next $750 million
                                                                                0.700% next $1.5 billion
                                                                                0.680% next $2.5 billion
                                                                                0.650% next $2.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.630% next $2.5 billion
                                                                                0.620% over $12.5 billion

Scudder-Dreman Small Cap          Long-term capital appreciation.               0.750% to $250 million      $  373,728,181
Value Fund                                                                      0.720% next $750 million
                                                                                0.700% next $1.5 billion
                                                                                0.680% next $2.5 billion
                                                                                0.650% next $2.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.630% next $2.5 billion
                                                                                0.620% over $12.5 billion

Scudder Focus Value+Growth        Growth of capital through a portfolio         0.720% to $250 million      $  120,916,447
Fund                              of growth and value stocks.                   0.690% next $750 million
                                                                                0.660% next $1.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.600% next $2.5 billion
                                                                                0.580% next $2.5 billion
                                                                                0.560% next $2.5 billion
                                                                                0.540% over $12.5 billion

Fund                                Objective                                             Fee Rate+                   Net Assets*
----                                ---------                                             --------                    -----------

Scudder Large Company Value Fund   Maximum long-term capital appreciation through         0.600% to $1.5 billion     $2,758,218,541
                                   a value-oriented investment approach.                  0.575% next $500 million
                                                                                          0.550% next $1 billion
                                                                                          0.525% next $1 billion
                                                                                          0.500% next $1 billion
                                                                                          0.475% over $5 billion

Scudder Small Company Value Fund   Long-term growth of capital by investing at least      0.750% to $500 million     $  221,483,843
                                   90% of total assets in undervalued common stocks       0.700% over $500 million
                                   of small U.S. companies.

Global Growth Funds

Scudder Global Discovery Fund      Above-average capital appreciation over the long       1.100% of net assets       $  508,768,768
                                   term.

Scudder Emerging Markets           Long-term growth of capital.                           1.250% to $500 million     $   42,196,327
Growth Fund                                                                               1.200% over $500 million

Scudder Global Fund                Long-term growth of capital while actively seeking     1.000% to $500 million     $1,252,010,279
                                   to reduce downside risk as compared with other         0.950% next $500 million
                                   global growth funds.                                   0.900% next $500 million
                                                                                          0.850% next $500 million
                                                                                          0.800% over $2 billion

Scudder Gold Fund                  Maximum return (principal change and income) by        1.000% to $500 million     $   98,333,874
                                   investing, under normal market conditions, at least    0.950% over $500 million
                                   65% of total assets in common stocks and other
                                   equities of U.S. and foreign gold-related companies
                                   and in gold coin bullion.

Scudder Greater Europe Growth      Long-term growth of capital by investing at least      1.000% to $1 billion       $  725,235,585
Fund                               80% of its total assets in European common stocks      0.900% next $500 million
                                   and other equities (equities that are traded mainly    0.850% next $500 million
                                   on European markets or are issued by companies         0.800% over $2 billion
                                   organized under the laws of Europe or do more than
                                   half of their business there).

Scudder International Fund         Long-term growth of capital by investing at least      0.675% to $6 billion       $3,751,901,605
                                   65% of its total assets in foreign equities            0.625% next $1 billion
                                   (equities issued by foreign-based companies            0.600% over $7 billion
                                   and listed on foreign exchanges).

Fund                                          Objective                                 Fee Rate+                   Net Assets*
----                                          ---------                                 ----------                  -----------

Scudder International Research    Long-term capital appreciation.                       0.750% to $250 million      $ 14,885,633
Fund                                                                                    0.720% next $750 million
                                                                                        0.700% next $1.5 billion
                                                                                        0.680% next $2.5 billion
                                                                                        0.650% next $2.5 billion
                                                                                        0.640% next $2.5 billion
                                                                                        0.630% next $2.5 billion
                                                                                        0.620% over $12.5 billion

Scudder Latin America Fund        Long-term capital appreciation by investing at        1.250% to $400 million      $295,145,336
                                  least 65% of its total assets in Latin American       1.150% over $400 million
                                  common stocks and other equities (equities that
                                  are traded mainly on Latin American markets,
                                  issued or guaranteed by a Latin American government
                                  or issued by a company organized under the laws
                                  of a Latin American country or any company with
                                  more than half of its business in Latin America).

Scudder New Europe Fund           Long-term capital appreciation.                       0.750% to $250 million      $187,190,645
                                                                                        0.720% next $750 million
                                                                                        0.700% next $1.5 billion
                                                                                        0.680% next $2.5 billion
                                                                                        0.650% next $2.5 billion
                                                                                        0.640% next $2.5 billion
                                                                                        0.630% next $2.5 billion
                                                                                        0.620% over $12.5 billion

Scudder Pacific Opportunities     Long-term growth of capital by investing at least     0.850% to $250 million      $ 75,709,280
Fund                              65% of its total assets in Pacific Basin common       0.820% next $750 million
                                  stocks and other equities (equities that are          0.800% next $1.5 billion
                                  traded mainly on Pacific Basin markets, issued        0.780% next $2.5 billion
                                  by companies organized under the laws of a Pacific    0.750% next $2.5 billion
                                  Basin country or issued by any company with more      0.740% next $2.5 billion
                                  than half of its business in the Pacific Basin).      0.730% next $2.5 billion
                                                                                        0.720% over $12.5 billion

The Japan Fund, Inc.              Long-term capital appreciation by investing at        0.850% to $100 million      $325,168,105
                                  least 80% of net assets in Japanese securities        0.750% next $200 million
                                  (issued by Japan-based companies or their             0.700% next $300 million
                                  affiliates, or by any company that derives more       0.650% over $600 million
                                  than half of its revenue from Japan).

Fund                                                Objective                           Fee Rate+                       Net Assets*
----                                                ---------                           ----------                      -----------

Closed-End Funds

Scudder High Income Trust         Highest current income obtainable consistent          0.850% to $250 million          $172,641,703
                                  with reasonable risk with capital gains               0.750% over $250 million/(2)/
                                  secondary.

Scudder Intermediate Government   High current income consistent with                   0.800% of net assets/(2)/       $248,728,544
Trust                             preservation of capital by investing in U.S.
                                  and foreign government securities.

Scudder Multi-Market Income       High current income consistent with prudent           0.850% of net assets/(2)/       $162,810,924
Trust                             total return asset management by investing in
                                  a diversified portfolio of investment grade
                                  tax-exempt securities.

Scudder Municipal Income Trust    High level of current income exempt from              0.550% of net assets/(2)/       $726,129,144
                                  federal income tax.

Scudder New Asia Fund, Inc.       Long term capital appreciation through                1.250% to $75 million           $ 93,220,957
                                  investment primarily in equity securities             1.150% next $125 million
                                  of Asian companies.                                   1.100% over $200 million/(2)/

Scudder Strategic Income Trust    High current income.                                  0.850% of net assets/(2)/       $ 40,839,186

Scudder Strategic Municipal       High level of current income exempt from              0.600% of net assets/(2)/       $197,223,147
Income Trust                      federal income tax by investing in a
                                  diversified portfolio of tax-exempt municipal
                                  securities.

The Brazil Fund, Inc.             Long term capital appreciation through investment     1.200% to $150 million          $322,717,275
                                  primarily in equity securities of Brazilian           1.050% next $150 million
                                  issuers.                                              1.000% next $200 million
                                                                                        0.900% over $500 million/(2)/

The Korea Fund, Inc.              Long term capital appreciation through investment     1.150% to $50 million           $650,553,193
                                  primarily in equity securities of Korean companies.   1.100% next $50 million
                                                                                        1.000% next $250 million
                                                                                        0.950% next $400 million
                                                                                        0.900% next $300 million
                                                                                        0.850% over $1.05 billion/(6)/

Montgomery Street Income          High level of current income consistent with prudent  0.500% to $150 million          $195,533,218
Securities, Inc.                  investment risks through a diversified portfolio      0.450% next $50 million
                                  primarily of debt securities.                         0.400% over $200 million/(6)/

Fund                                                   Objective                          Fee Rate+                   Net Assets*
----                                                   ---------                          ----------                  -----------

Scudder Global High Income Fund,    High current income and, secondarily, capital         1.200% of net assets/(2)/   $ 56,235,145
Inc.                                appreciation through investment principally in
                                    global income strategies.

Insurance/Annuity Products

21st Century Growth Portfolio       Long-term growth of capital by investing              0.875% of net assets        $ 44,574,276
                                    primarily in equity securities issued by
                                    emerging growth companies.

Balanced Portfolio                  Balance of growth and income from a diversified       0.475% of net assets        $172,576,748
                                    portfolio of equity and fixed-income securities.

Bond Portfolio                      High level of income consistent with a high           0.475% of net assets        $181,899,319
                                    quality portfolio of debt securities.

Capital Growth Portfolio            Maximize long-term capital growth through a           0.475% to $500 million      $866,723,058
                                    broad and flexible investment program.                0.450% next $500 million
                                                                                          0.425% over $1 billion

Global Discovery Portfolio          Above-average capital appreciation over the           0.975% of net assets        $157,041,490
                                    long term by investing primarily in the equity
                                    securities of small companies located throughout
                                    the world.

Growth and Income Portfolio         Long-term growth of capital, current income and       0.475% of net assets        $195,222,753
                                    growth of income.

Health Sciences Portfolio           Long-term growth of capital by investing at least     0.750% to $250 million      $ 55,978,252
                                    80% of total assets in common stocks of companies     0.725% next $750 million
                                    in the health care sector.                            0.700% next $1.5 billion
                                                                                          0.680% next $2.5 billion
                                                                                          0.650% next $2.5 billion
                                                                                          0.640% next $2.5 billion
                                                                                          0.630% next $2.5 billion
                                                                                          0.620% over $12.5 billion

International Portfolio             Long-term growth of capital primarily through         0.875% to $500 million      $515,859,726
                                    diversified holdings of marketable foreign equity     0.725% over $500 million
                                    investments.

Money Market Portfolio              Maintain stability of capital and, consistent         0.370% of net assets        $139,109,876
                                    therewith, to maintain the liquidity of capital
                                    and to provide current income.

Fund                                                          Objective                    Fee Rate+             Net Assets*
----                                                          ---------                    ----------            -----------

Scudder Aggressive Growth Portfolio      Capital appreciation through the use       0.750% to $250 million       $ 70,506,554
                                         of aggressive investment techniques.       0.720% next $750 million
                                                                                    0.700% next $1.5 billion
                                                                                    0.680% next $2.5 billion
                                                                                    0.650% next $2.5 billion
                                                                                    0.640% next $2.5 billion
                                                                                    0.630% next $2.5 billion
                                                                                    0.620% over $12.5 billion

Scudder Blue Chip Portfolio              Growth of capital and of income.           0.650% of net assets         $239,669,789

Scudder Contrarian Value Portfolio       High rate of total return.                 0.750% of net assets         $256,883,855

Scudder Global Blue Chip Portfolio       Long-term capital growth.                  1.000% to $250 million       $ 44,457,753
                                                                                    0.950% next $500 million
                                                                                    0.900% next $750 million
                                                                                    0.850% next $1.5 billion
                                                                                    0.800% over $3 billion

Scudder Government Securities Portfolio  High current income consistent             0.550% of net assets         $305,223,400
                                         with preservation capital.

Scudder Growth Portfolio                 Maximum appreciation of capital.           0.600% of net assets         $419,560,868

Scudder High Yield Portfolio             High level of current income.              0.600% of net assets         $335,090,389

Scudder International Research Portfolio Long-term capital appreciation.            0.750% of net assets         $121,138,031

Scudder Investment Grade Bond Portfolio  High current income.                       0.600% of net assets         $133,759,440

Scudder Money Market Portfolio           Maximum current income to the              0.500% of net assets         $670,699,591
                                         extent consistent with stability
                                         of principal.

Scudder New Europe Portfolio             Long-term capital appreciation.            1.000% to $250 million       $ 23,171,630
                                                                                    0.950% next $500 million
                                                                                    0.900% next $750 million
                                                                                    0.850% next $1.5 billion
                                                                                    0.800% over $3 billion

Scudder Small Cap Growth Portfolio       Maximum appreciation of                    0.650% of net assets         $232,300,366
                                         investors' capital.

Scudder Strategic Income Portfolio       High current return.                       0.650% of net assets         $ 20,730,677

Fund                                                         Objective                 Fee Rate+                 Net Assets*
----                                                         ---------                 ----------                -----------

Scudder Technology Growth Portfolio     Growth of capital.                      0.750% to $250 million           $350,522,984
                                                                                0.720% next $750 million
                                                                                0.700% next $1.5 billion
                                                                                0.680% next $2.5 billion
                                                                                0.650% next $2.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.630% next $2.5 billion
                                                                                0.620% over $12.5 billion

Scudder Total Return Portfolio          High total return, a combination        0.550% of net assets             $861,012,522
                                        of income and capital appreciation.

Scudder Focus Value+Growth Portfolio    Growth of capital through a portfolio   0.750% of net assets             $139,805,320
                                        of growth and value stocks.

SVS Dreman Financial Services           Long-term capital appreciation.         0.750% to $250 million           $117,047,378
Portfolio                                                                       0.720% next $750 million
                                                                                0.700% next $1.5 billion
                                                                                0.680% next $2.5 billion
                                                                                0.650% next $2.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.630% next $2.5 billion
                                                                                0.620% over $12.5 billion

SVS Dreman High Return Equity           High rate of total return.              0.750% to $250 million           $443,396,453
Portfolio                                                                       0.720% next $750 million
                                                                                0.700% next $1.5 billion
                                                                                0.680% next $2.5 billion
                                                                                0.650% next $2.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.630% next $2.5 billion
                                                                                0.620% over $12.5 billion

SVS Dreman Small Cap Value Portfolio    Long-term capital appreciation.         0.750% of net assets             $193,734,241

SVS Dynamic Growth Portfolio            Long-term capital growth.               1.000% to $250 million           $ 23,172,231
                                                                                0.975% next $250 million
                                                                                0.950% next $500 million
                                                                                0.925% next $1.5 billion
                                                                                0.900% over $2.5 billion

SVS Focused Large Cap Growth Portfolio  Growth through long-term capital        0.950% to $250 million           $ 60,107,695
                                        appreciation.                           0.925% next $250 million
                                                                                0.900% next $500 million
                                                                                0.875% next $1.5 billion
                                                                                0.850% over $2.5 billion

Fund                                                     Objective                                Fee Rate+          Net Assets*
----                                                     ---------                                ----------         -----------

SVS Growth and Income Portfolio     Long-term capital growth and current income.           0.950% to $250 million    $178,848,733
                                                                                           0.925% next $250 million
                                                                                           0.900% next $500 million
                                                                                           0.875% next $1.5 billion
                                                                                           0.850% over $2.5 billion

SVS Growth Opportunities Portfolio  Long-term growth of capital in a manner consistent     0.950% to $250 million    $163,896,727
                                    with the preservation of capital.                      0.925% next $250 million
                                                                                           0.900% next $500 million
                                                                                           0.875% next $1.5 billion
                                                                                           0.850% over $2.5 billion

SVS Index 500 Portfolio             Returns that, before expenses, correspond to the total 0.440% to $200 million    $219,309,631
                                    return of U.S. common stocks as represented by the     0.400% next $550 million
                                    Standard & Poor's 500 Composite Stock Price Index      0.380% next $1.25 billion
                                    (S&P 500 Index).                                       0.365% next $3 billion
                                                                                           0.335% over $5 billion

SVS Mid Cap Growth Portfolio        Capital appreciation.                                  1.000% to $250 million    $ 48,190,650
                                                                                           0.975% next $250 million
                                                                                           0.950% next $500 million
                                                                                           0.925% next $1.5 billion
                                                                                           0.900% over $2.5 billion

SVS Strategic Equity Portfolio      Long-term capital growth.                              0.950% to $250 million    $ 43,784,980
                                                                                           0.925% next $250 million
                                                                                           0.900% next $500 million
                                                                                           0.875% next $1.5 billion
                                                                                           0.850% over $2.5 billion

SVS Venture Value Portfolio         Growth of capital.                                     0.950% to $250 million    $108,785,954
                                                                                           0.925% next $250 million
                                                                                           0.900% next $500 million
                                                                                           0.875% next $1.5 billion
                                                                                           0.850% over $2.5 billion

Target Equity Funds

Scudder Retirement Fund - Series IV Long-term capital growth with guaranteed return of     0.500% of net assets      $ 92,519,779
                                    investment on the maturity date to investors who
                                    reinvest all dividends and hold their shares to the
                                    maturity date.

Scudder Retirement Fund - Series V  Long-term capital growth with guaranteed return of     0.500% of net assets      $ 95,969,980
                                    investment on the maturity date to investors who
                                    reinvest all dividends and hold their shares to the
                                    maturity date.

Fund                                     Objective                                              Fee Rate+        Net Assets*
----                                     ---------                                              ----------       -----------

Scudder Retirement Fund - Series VI  Long-term capital growth with guaranteed return of     0.500% of net assets $ 55,139,046
                                     investment on the maturity date to investors who
                                     reinvest all dividends and hold their shares to the
                                     maturity date.

Scudder Retirement Fund - Series VII Long-term capital growth with guaranteed return of     0.500% of net assets $ 41,353,502
                                     investment on the maturity date to investors who
                                     reinvest all dividends and hold their shares to the
                                     maturity date.

Scudder Target 2010 Fund             To provide a guaranteed return of investment on the    0.500% of net assets $ 77,860,228
                                     Maturity Date (November 15, 2010) to investors who
                                     reinvest all dividends and hold their shares to the
                                     Maturity Date, and to provide long-term growth of
                                     capital.

Scudder Target 2011 Fund             To provide a guaranteed return of investment on the    0.500% of net assets $113,833,066
                                     Maturity Date (August 15, 2011) to investors who
                                     reinvest all dividends and hold their shares to the
                                     Maturity Date, and to provide long-term growth of
                                     capital.

Scudder Target 2012 Fund             To provide a guaranteed return of investment on the    0.500% of net assets $ 92,702,639
                                     Maturity Date (February 15, 2012) to investors who
                                     reinvest all dividends and hold their shares to the
                                     Maturity Date, and to provide long-term growth of
                                     capital.

Scudder Worldwide 2004 Fund          Total return with guaranteed return of investment on   0.600% of net assets $ 20,320,036
                                     the Maturity Date (November 15, 2004) to investors
                                     who reinvest all their dividends and hold their shares
                                     to the Maturity Date.

/*/ Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund's most recent fiscal year.
/+/ Unless otherwise noted, the investment management fee rates provided above are based on the average daily net assets of a Fund. Certain Portfolios from time to time may be subject to waiver and/or expense limitations.
/(1)/ Payable in the aggregate for each of the Government Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio series of Cash Account Trust.
/(2)/ Based on average weekly net assets.

/(3)/ Payable in the aggregate for each of the Investors Florida Municipal Cash
      Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund series of Investors Municipal Cash Fund.

/(4)/ Payable in the aggregate for each of the Government Securities Portfolio and Money Market Portfolio series of Cash Equivalent Fund.

/(5)/ Payable in the aggregate for each of the Zurich Government Money Fund, Zurich Money Market Fund and Zurich Tax-Free Money Fund series of Zurich Money Funds.

/(6)/ Based on average monthly net assets.

                                   EXHIBIT C

                        FORM OF SUB-ADVISORY AGREEMENT

                       Zurich Scudder Investments, Inc.
                                   [address]

Deutsche Asset Management Investment Services Limited
[Address]

   We have entered into an Investment Management Agreement (the "Management Agreement") dated as of [ ], 2002, as amended from time to time, with Scudder Variable Series I (the "Trust"), a Massachusetts business trust, on behalf of International Portfolio (the "Portfolio"), pursuant to which we act as investment adviser to and manager of the Portfolio. A copy of the Management Agreement has been previously furnished to you. In furtherance of such duties to the Portfolio, and with the approval of the Portfolio, we wish to avail ourselves of your investment advisory services. Accordingly, with the acceptance of the Portfolio, we hereby agree with you as follows for the duration of this Agreement:

   1. You agree to furnish to us such information, investment recommendations, advice and assistance as we shall from time to time reasonably request. In addition, for the benefit of the Portfolio, you agree to pay the fees and expenses of any trustees or officers of the Trust who are directors, officers or employees of you or of any of your affiliates, except that the Portfolio shall bear travel expenses of one (but not more than one) director, officer or employee of you who is not a resident in the United States to the extent such expenses relate to his attendance as a director at meetings of the Board of Trustees of the Trust in the United States and shall also bear the travel expenses of any other director, officer or employee of you who is resident in the United States to the extent such expenses relate to his attendance as a trustee at meetings of the Board of Trustees outside of the United States.

   2. Subject to the provisions of this Agreement, your duties, the portion of portfolio assets that you shall manage, and the fees to be paid to you by us under and pursuant to this Agreement may be adjusted from time to time by us with and upon the approval of the Board and the member's of the Trust's Board of Trustees who are not "interested persons," as defined in the U.S. Investment Company Act of 1940, as amended.

   The value of the net assets of the Portfolio shall be determined pursuant to applicable provision of the Declaration of Trust and By-laws of the Trust.

   We agree to work with you, in order to make our relationship as productive as possible for the benefit of the Portfolio, to further the development of your ability to provide the services contemplated by Section 1. To this end we agree to work with you to assist you in developing your research techniques, procedures and analysis. We may from time to time furnish you with informal memoranda, reflecting our understanding of our working procedures with you, which will be agreed to by each of us and may be revised as you work with us pursuant to this Agreement. We also agree to furnish you with current copies of the Portfolio's Prospectus and Statement of Additional Information, and all amendments and supplements thereto. We agree not to furnish, without your consent, to any person other than our personnel and Trustees and representatives of the Trust any tangible research material that is prepared by you, that is not publicly available, and that has been stamped or otherwise clearly indicated by you as being confidential.

   We agree that your prior approval will be required with respect to any references to you in any reports.

   3. You agree that you will not make a short sale of any capital stock of the Portfolio, or purchase any share of the capital stock of the Portfolio otherwise than for investment.

   4. Your services to us are not to be deemed exclusive and you are free to render similar services to others, provided that the nature and quality of services to be provided to the Portfolio pursuant to Section 1 hereof is maintained.

   5. Nothing herein shall be construed as constituting you an agent of us, or of the Trust or of the Portfolio.

   6. You represent and warrant that you are registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. You agree to maintain such registration in effect during the term of this Agreement.

   7. You shall not receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Portfolio, except that you may receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Portfolio, if permitted under the U.S. Investment Company Act of 1940, as amended.

   8. We and the Portfolio agree that you may rely on information reasonably believed by you to be accurate and reliable. We and the Portfolio further agree that neither you nor your officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties or by reason of reckless disregard of your obligations and duties under this Agreement.

   9. This Agreement shall remain in effect until September 30, 2002 and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Trust's Board of Trustees who are not interested persons of the Trust, you or us, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Trust's Board of Trustees or the holders of a majority of the outstanding voting securities of the Portfolio. This Agreement may nevertheless be terminated at any time, without penalty, by the Trust's Board of Trustees or by vote of holders of a majority of the outstanding voting securities of the Portfolio, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to you, at your address given in Paragraph 11 hereof or at any other address of which you shall have notified us in writing, or by you upon 60 days' written notice to us and to the Trust, and shall automatically be terminated in the event of its assignment or of the termination (due to assignment or otherwise) of the Management Agreement, provided that an assignment to a corporate successor to all or substantially all of your business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of your business shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

   10. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Portfolio; and (ii) a majority of the members of the Trust's Board of Trustees who are not interested persons of the Trust, you or us, cast in person at a meeting called for the purpose of voting on such approval.

   11. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage paid, the day on which such facsimile is sent).

   Addressed

If to Zurich Scudder Investments, Inc., to:

   [address]

If to Deutsche Asset Management Investment Services Limited, to:

   [address]

or to such other address as to which the recipient shall have informed the other party.

   Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by facsimile and mail, the date on which such facsimile and confirmatory letter are sent.

   12. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the U.S. Investment Company Act of 1940, as amended. As used herein the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the U.S. Investment Company Act of 1940, as amended.

   13. If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

          Very truly yours,

          ZURICH SCUDDER INVESTMENTS, INC.

          By:____________________________________________

          Title:

The foregoing agreement is hereby accepted as of the date first above written.

          DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES
          LIMITED

          By:____________________________________________

          Title:

          Accepted:

          SCUDDER VARIABLE SERIES I

          on behalf of INTERNATIONAL PORTFOLIO


          By:____________________________________________

          Title:

                                   EXHIBIT D

      INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY DEAMIS

                                       Net Assets                 Advisory Fee
Name of Fund                     as of December 31, 2001 (% of average daily net assets)
------------                     ----------------------- -------------------------------
International Select Equity Fund      $258,283,127                    0.70%
Emerging Markets Debt Fund            $ 74,401,141                    1.00%
Emerging Markets Equity Fund          $122,395,262                    1.00%

                                  APPENDIX 1

                         INFORMATION REGARDING SCUDDER

Investment Manager

   Zurich Scudder Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is one of the largest and most experienced investment management firms in the United States. It was established as a partnership in 1919 and restructured as a Delaware corporation in 1985. Its first fund was launched in 1928. As of December 31, 2001, Scudder had approximately $328 billion in assets under management. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

   As of December 31, 2001, the outstanding securities of Scudder are held of record as follows: 1.31% by Zurich Insurance Company, 54 Thompson Street, Third Floor, New York, New York 10012; 37.78% and 16.06% by Zurich Holding Company of America ("ZHCA"), 1400 American Lane, Schaumburg, Illinois, 60196 and Zurich Financial Services (UKISA) Limited, 22 Arlington Street, London SW1A, 1RW United Kingdom, respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.14% by ZKI Holding Corporation ("ZKIH"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of ZHCA; 13.91% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of Scudder's employee and retired employee stockholders pursuant to a Second Amended and Restated Security Holders Agreement among Scudder, Zurich Insurance Company, ZHCA, ZKIH, the Management Representatives, the employee stockholders, the retired employee stockholders and Edmond D. Villani, as trustee of Zurich Scudder's Executive Defined Contribution Plan Trust (the "Plan Trust"); and 3.80% by the Plan Trust.

   On October 17, 2000, the dual holding company structure of Zurich Financial Services Group was unified under a single Swiss holding company called Zurich Financial Services, Mythenquai 2, 8002 Zurich, Switzerland. Zurich Insurance Company is an indirect wholly owned subsidiary of Zurich Financial. The transaction did not affect Zurich Insurance Company's ownership interest in Scudder or Scudder's operations.

   The names and principal occupations of the principal executive officers and directors of Scudder are shown below.

  Directors and Officers of Scudder

   Steven M. Gluckstern, 105 East 17th Street, Fourth Floor, New York, New York 10003. Chairman of the Board and Director, Scudder. Chief Executive Officer, Zurich Global Assets LLC.

   Edmond D. Villani, 345 Park Avenue, New York, New York 10154. President, Chief Executive Officer and Director, Scudder. Managing Director, Scudder.

   Kathryn L. Quirk, 345 Park Avenue, New York, New York 10154. General Counsel, Chief Compliance Officer, Chief Legal Officer and Secretary, Scudder. Managing Director, Scudder.

   Farhan Sharaff, 345 Park Avenue, New York, New York 10154. Chief Investment Officer, Scudder. Managing Director, Scudder.

   Chris C. DeMaio, 345 Park Avenue, New York, New York 10154. Treasurer, Scudder. Managing Director, Scudder.

   Nicholas Bratt, 345 Park Avenue, New York, New York 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

   Lynn S. Birdsong, 345 Park Avenue, New York, New York 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

   Laurence W. Cheng, 54 Thompson Street, New York, New York 10012. Director, Scudder. Chairman and Chief Executive Officer, Capital Z Management, LLC.

   Martin Feinstein, 4680 Wilshire Boulevard, Los Angeles, California 90010. Director, Scudder. Chairman of the Board, President and Chief Executive Officer, Farmers Group, Inc.

   Gunther Gose, Mythenquai 2, P.O. Box CH-8022, Zurich, Switzerland. Director, Scudder. Chief Financial Officer, Zurich Financial.

   Appendix 8 includes information regarding each officer of each Trust who is associated with Scudder.

   Certain senior executives of Scudder are expected to take positions at Deutsche Asset Management, including Edmond D. Villani, Scudder's President and Chief Executive Officer, who is expected to join the existing Deutshe Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Deutsche Bank has represented that it does not anticipate that the Transaction will have any adverse effect on Scudder's ability to fulfill its obligations under the New Investment Management Agreements or on its ability to operate its businesses in a manner consistent with its current practices.

   Edmond Villani, Nicholas Bratt and Lynn Birdsong, each a director of Scudder, are parties to employment agreements with Scudder, entered into in 1997 when Scudder was acquired by Zurich Financial, which would provide each executive, if his employment is terminated by Scudder without cause or by the executive for good reason, with a severance payment equal to two times the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Messrs. Villani and Bratt, and equal to the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Mr. Birdsong. In addition, Messrs. Villani, Bratt and Birdsong are participants in the Zurich Scudder Investments Supplemental Employee Retirement Plan, the Zurich Scudder Investments Excess Retirement Plan, the Zurich Scudder Investments Long-Term Incentive Plan, the Zurich Scudder Investments Executive Defined Contribution Plan, the Zurich Scudder Investments Special Incentive Compensation Plan and the Zurich Scudder Investments Supplemental Profit Sharing Plan (collectively, the "Plans"). Pursuant to the terms of each of the Zurich Scudder Investments Supplemental Employee Retirement Plan, Zurich Scudder Investments Executive Defined Contribution Plan and Zurich Scudder Investments Special Incentive Compensation Plan, upon consummation of the transaction, the respective accounts of each participant in such Plans will become fully vested to the extent that such amounts were not vested prior to the consummation of the Transaction.

   Scudder also informed the Portfolio that as of December 31, 2001, Scudder shared power to vote and dispose of 1,634,248 shares of Deutsche Bank common stock (approximately 0.26 of 1% of the shares outstanding). All of those shares were held by various investment companies managed by Scudder. On that date, Scudder also shared power to vote and/or dispose of other securities of Deutsche Bank and its affiliates, some of which were also held by various investment companies managed by Scudder. To the extent required by the 1940 Act, prior to, or within a reasonable time after the Transaction, Scudder will dispose of the Deutsche Bank (and affiliates) securities held by various investment companies managed by Scudder, and Deutsche Bank will pay the transactional costs associated with such disposition.

                                  APPENDIX 2

                      PROPOSED PORTFOLIO MANAGER CHANGES

   Below is a table that shows, as of February 4, 2002, the anticipated changes to the lead portfolio management of the Portfolios after the Transaction. The information contained in the table is subject to change prior to or following the close of the Transaction. Shareholders of a Portfolio will be notified following a change in their Portfolio's lead portfolio manager(s).

                            Lead Portfolio Managers   Lead Portfolio Managers
         Portfolio              as of 12/31/01         after the Transaction
         ---------         ------------------------- -------------------------

 21st Century Growth       Peter Chin                Sewall F. Hodges, Peter
   Portfolio                                         Chin,Roy McKay

 Balanced Portfolio        Gary A. Langbaum          William F. Gadsden,
                                                     ChristopherGagnier, David
                                                     Baldt, TimothyVile, Gary
                                                     Bartlett, Warren
                                                     Davis,Daniel Taylor,
                                                     Thomas Flaherty,Janet
                                                     Campagna

 Bond Portfolio            Robert S. Cessine         Christopher Gagnier,
                                                     David Baldt,Gary
                                                     Bartlett, Warren
                                                     Davis,Daniel Taylor,
                                                     Thomas Flaherty

 Money Market Portfolio    Frank J. Rachwalski, Jr.  Darlene Rasel

                                  APPENDIX 3

                  FEES PAID TO SFAC, SISC, STC, SDI AND SISI

                                          Aggregate Aggregate Aggregate Aggregate
                                           Fee to    Fee to    Fee to    Fee to
          Portfolio           Fiscal Year   SFAC      SISC       STC      SISI
          ---------           ----------- --------- --------- --------- ---------

21st Century Growth Portfolio  12/31/01   $ 45,286     $0        $0      $     2

Balanced Portfolio             12/31/01   $ 61,696     $0        $0      $     0

Bond Portfolio                 12/31/01   $ 45,115     $0        $0      $     0

Capital Growth Portfolio       12/31/01   $131,883     $0        $0      $ 1,797

Global Discovery Portfolio     12/31/01   $148,091     $0        $0      $24,115

Growth and Income Portfolio    12/31/01   $ 71,930     $0        $0      $23,080

Health Sciences Portfolio      12/31/01   $ 33,884     $0        $0      $     0

International Portfolio        12/31/01   $434,504     $0        $0      $ 2,593

Money Market Portfolio         12/31/01   $ 31,500     $0        $0      $     0

                                  APPENDIX 4

   PORTFOLIO MANAGEMENT FEE RATES, NET ASSETS AND AGGREGATE MANAGEMENT FEES

                                                                                   Aggregate
                                                              Management         Management Fee
          Portfolio           Fiscal Year  Net Assets          Fee Rate             Paid/+/*
          ---------           ----------- ------------ ------------------------- --------------

21st Century Growth Portfolio  12/31/01   $ 44,574,276 0.875% of net assets       $   272,234

Balanced Portfolio             12/31/01   $172,576,748 0.475% of net assets       $   841,094

Bond Portfolio                 12/31/01   $181,899,319 0.475% of net assets       $   745,082

Capital Growth Portfolio       12/31/01   $866,723,058 0.475% to $500 million     $ 4,293,640
                                                       0.450% next $500 million
                                                       0.425% over $1 billion

Global Discovery Portfolio     12/31/01   $157,041,490 0.975% of net assets       $ 1,481,960

Growth and Income Portfolio    12/31/01   $195,222,753 0.475% of net assets       $   886,970

Health Sciences Portfolio      12/31/01   $ 55,978,252 0.750% to $250 million     $70,973/++/
                                                       0.725% $750 million
                                                       0.700% next $1.5 billion
                                                       0.680% next $2.5 billion
                                                       0.650% next $2.5 billion
                                                       0.640% next $2.5 billion
                                                       0.630% next $2.5 billion
                                                       0.620% over $12.5 billion

International Portfolio        12/31/01   $515,859,726 0.875% to $500 million     $ 5,296,558
                                                       0.725% over $500 million

Money Market Portfolio         12/31/01   $139,109,876 0.37% net assets           $   475,038

--------
/*/ The aggregate management fee paid amounts are for each Portfolio's most recently completed fiscal year, unless otherwise noted.
/+/ Aggregate management fees disclosed in this table may include fees paid to successors and affiliates of Zurich Scudder Investments, Inc.
/++/ After waiver and/or expense limitations.

                                  APPENDIX 5

              DATES RELATING TO INVESTMENT MANAGEMENT AGREEMENTS

                                                                    Termination
                                            Current         New     Date (Unless
                               Date of     Investment   Investment   Continued)
                               Current     Management   Management    For New
                              Investment Agreement Last  Agreement   Investment
                              Management  Approved By    Approved    Management
          Portfolio           Agreement   Shareholders  By Trustees  Agreement
          ---------           ---------- -------------- ----------- ------------

21st Century Growth Portfolio   5/1/99        5/3/99      2/4/02      9/30/02

Balanced Portfolio              9/7/98      12/16/98      2/4/02      9/30/02

Bond Portfolio                  9/7/98      12/16/98      2/4/02      9/30/02

Capital Growth Portfolio        9/7/98      12/16/98      2/4/02      9/30/02

Global Discovery Portfolio      9/7/98      12/16/98      2/4/02      9/30/02

Growth and Income Portfolio     9/7/98      12/16/98      2/4/02      9/30/02

Health Sciences Portfolio       5/1/01       4/25/01      2/4/02      9/30/02

International Portfolio         9/7/98      12/16/98      2/4/02      9/30/02

Money Market Portfolio          9/7/98      12/16/98      2/4/02      9/30/02

                                  APPENDIX 6

                         PORTFOLIO SHARES OUTSTANDING

   The table below sets forth the number of shares outstanding for each Portfolio as of December 31, 2001.

                                                  Number of Shares
              Portfolio                                Outstanding
              ---------                           ----------------
              21st Century Growth Portfolio              7,118,404
              Balanced Portfolio                        14,679,733
              Bond Portfolio                            26,384,756
              Capital Growth Portfolio                  52,977,730
              Global Discovery Portfolio                18,062,863
              Growth and Income Portfolio               21,892,059
              Health Sciences Portfolio                  5,257,558
              International Portfolio                   64,047,378
              Money Market Portfolio                   139,105,853

                                  APPENDIX 7

              BENEFICIAL OWNERS OF 5% OR MORE OF PORTFOLIO SHARES

Portfolio Name and Class                                       Owner                          Number of Shares   Percentage of Class
------------------------                                       -----                          ----------------   -------------------

Scudder Variable Series I: 21/st/         Farmer's Life Insurance Company,                     4,184,348            58.78%
 Century Growth Portfolio, Class A        3003 77th Avenue S.E., Mercer Island, WA 98040

Scudder Variable Series I: 21/st/         Charter National Life Insurance Company,             1,256,759            17.65%
 Century Growth Portfolio, Class A        3100 Sanders Road, Northbrook, IL 60062

Scudder Variable Series I: 21/st/         Allmerica Life Insurance Company,                    1,083,023            15.21%
 Century Growth Portfolio, Class A        440 Lincoln Street, Worcester, MA, 01653

Scudder Variable Series I: 21/st/         SSC Investment Corporation,                                101              100%
 Century Growth Portfolio, Class B        345 Park Avenue, New York, NY 10154

Scudder Variable Series I: Balanced       Safeco Life Insurance Company,                       5,918,996            40.45%
 Portfolio                                4729 154th Place NE, Redmond, WA 98052

Scudder Variable Series I: Balanced       Charter National Life Insurance Company,             5,231,036            35.75%
 Portfolio                                3100 Sanders Road, Northbrook, IL 60062

Scudder Variable Series I: Bond Portfolio Mutual of America Life Insurance Company,            5,291,585            20.04%
                                          320 Park Avenue, New York, NY 10022

Scudder Variable Series I: Bond Portfolio Charter National Life Insurance Company,             3,436,356            13.01%
                                          3100 Sanders Road, Northbrook, IL 60062

Scudder Variable Series I: Bond Portfolio Lincoln Benefit Life, 2920 South 84th Street,        2,731,175            10.34%
                                          Lincoln, NE 68506

Scudder Variable Series I: Bond Portfolio Provident Mutual Life Insurance Company,             1,938,910             7.34%
                                          1000 Chesterbrook Blvd., Berwyn, PA 19312

Scudder Variable Series I: Capital Growth Mutual of America Life Insurance Company,           22,869,189            43.22%
 Portfolio, Class A                       Separate Account 2, 320 Park Avenue,
                                          New York, NY 10022

Scudder Variable Series I: Capital Growth Charter National Life Insurance Company,             7,834,043            14.80%
 Portfolio, Class A                       3100 Sanders Road, Northbrook, IL 60062

Scudder Variable Series I: Capital Growth Mutual of America Life Insurance Company,            6,201,700            11.72%
 Portfolio, Class A                       320 Park Avenue, New York, NY 10022

Portfolio Name and Class                                       Owner                          Number of Shares   Percentage of Class
------------------------                                       -----                          ----------------   -------------------

Scudder Variable Series I: Capital Growth  Union Central Life Insurance Company,               3,266,131              6.17%
 Portfolio, Class A                        1876 Waycross Road, Cincinnati, OH 45240

Scudder Variable Series I: Capital Growth  USAA Life Company, 9800 Fredericksburg Road,        2,672,913              5.05%
 Portfolio, Class A                        San Antonio, TX 78288

Scudder Variable Series I: Capital Growth  Safeco Life Insurance Company,                         43,484             99.89%
 Portfolio, Class B                        4729 154th Place NE, Redmond, WA 98052

Scudder Variable Series I: Global          Farmer's Life Insurance Company,                    8,568,912             49.57%
 Discovery Fund Portfolio, Class A         3003 77th Avenue S.E., Mercer Island, WA 98040

Scudder Variable Series I: Global          Allmerica Life Insurance Company,                   5,152,336             29.80%
 Discovery Fund Portfolio, Class A         440 Lincoln Street, Worcester, MA 01653

Scudder Variable Series I: Global          Charter National Life Insurance Company,            2,149,519             12.43%
 Discovery Fund Portfolio, Class A         3100 Sanders Road, Northbrook, IL 60062

Scudder Variable Series I: Global          United of Omaha Life Insurance Company,               781,972             98.36%
 Discovery Portfolio, Class B              3301 Dodge Street, Omaha, NE 68131

Scudder Variable Series I: Growth &        Charter National Life Insurance Company,            5,662,247             27.24%
 Income Portfolio, Class A                 3100 Sanders Road, Northbrook, IL 60062

Scudder Variable Series I: Growth &        Farmer's Life Insurance Company,                    4,901,584             23.58%
 Income Portfolio, Class A                 3003 77th Avenue S.E., Mercer Island, WA 98040

Scudder Variable Series I: Growth &        Allmerica Life Insurance Company,                   4,446,258             21.39%
 Income Portfolio, Class A                 440 Lincoln Street, Worcester, MA 01653

Scudder Variable Series I: Growth &        Provident Mutual Life Insurance Company,            1,467,391              7.06%
 Income Portfolio, Class A                 1000 Chesterbrook Blvd., Berwyn, PA 19312

Scudder Variable Series I: Growth &        United of Omaha Life Insurance Company,             1,055,923             95.07%
 Income Portfolio, Class B                 3301 Dodge Street, Omaha, NE 68131

Scudder Variable Series I: Health Sciences Farmer's Life Insurance Company,                    4,182,392             80.22%
 Portfolio                                 3003 77th Avenue S.E., Mercer Island, WA 98040

Portfolio Name and Class                                       Owner                          Number of Shares  Percentage of Class
------------------------                                       -----                          ----------------  -------------------

Scudder Variable Series I: Health Sciences Allmerica Life Insurance Company,                         991,558          19.02%
 Portfolio                                 440 Lincoln Street, Worcester, MA 01653

Scudder Variable Series I: International   Mutual of America Life Insurance Company,              12,994,649          18.71%
 Portfolio, Class A                        Separate Account 2, 320 Park Avenue,
                                           New York, NY 10022

Scudder Variable Series I: International   Farmer's Life Insurance Company,                        8,859,215          12.75%
 Portfolio, Class A                        3003 77th Avenue S.E., Mercer Island, WA 98040

Scudder Variable Series I: International   Mutual of America Life Insurance Company,               7,709,434          11.10%
 Portfolio, Class A                        320 Park Avenue, New York, NY 10022

Scudder Variable Series I: International   Charter National Life Insurance Company,                5,929,257           8.54%
 Portfolio, Class A                        3100 Sanders Road, Northbrook, IL 60062

Scudder Variable Series I: International   Union Central Life Insurance Company,                   4,903,775           7.06%
 Portfolio, Class A                        1876 Waycross Road, Cincinnati, OH 45240

Scudder Variable Series I: International   Allmerica Life Insurance Company,                       4,116,965           5.92%
 Portfolio, Class A                        440 Lincoln Street, Worcester, MA 01653

Scudder Variable Series I: International   Safeco Life Insurance Company, 4729 154th Place NE,     3,570,339           5.14%
 Portfolio, Class A                        Redmond, WA 98052

Scudder Variable Series I: International   MetLife Investors, Variable Annuity Account 1,            301,218          75.14%
 Portfolio, Class B                        22 Corporate Plaza Drive, Newport Beach, CA 92660

Scudder Variable Series I: International   Safeco Life Insurance Company, 4729 154th Place NE,        40,269          10.04%
 Portfolio, Class B                        Redmond, WA 98052

Scudder Variable Series I: International   MetLife Investors, Variable Annuity Account 5,             33,189           8.27%
 Portfolio, Class B                        22 Corporate Plaza Drive, Newport Beach, CA 92660

Scudder Variable Series I: Money Market    Union Central Life Insurance Company,                  22,000,392          16.66%
 Portfolio                                 Individual Money Market Account,
                                           1876 Waycross Road, Cincinnati, OH 45240

Scudder Variable Series I: Money Market    Union Central Life Insurance Company,                   1,544,952           8.88%
 Portfolio                                 Group Money Market Account,
                                           1876 Waycross Road, Cincinnati, OH 45240

Scudder Variable Series I: Money Market    Charter National Life Insurance Company,               69.628,030          52.74%
 Portfolio                                 3100 Sanders Road, Northbrook, IL 60062

                                  APPENDIX 8

                                   OFFICERS

   The following persons are officers of the Trust:

                              Present Office with the Trust;
                                 Principal Occupation or           Year First Became
         Name (age)                  Employment/(1)/                an Officer/(2)/
         ----------           ------------------------------       -----------------
Linda C. Coughlin (50)               Trustee, President and              2000
                                     Chairperson; Managing
                                     Director, Scudder
Thomas V. Bruns (44)                 Vice President; Managing            2000
                                     Director, Scudder
William F. Glavin (43)               Vice President; Managing            2000
                                     Director, Scudder
James E. Masur (41)                  Vice President; Managing            2000
                                     Director, Scudder
John Millette (39)                   Vice President and Secretary;       1999
                                     Vice President, Scudder
Kathryn L. Quirk (49)                Vice President and Assistant        1985
                                     Secretary; Managing
                                     Director, Scudder
Howard Schneider (44)                Vice President; Managing            2001
                                     Director, Scudder
Robert S. Cessine (52)               Vice President; Managing            1999
                                     Director, Scudder
Irene T. Cheng (47)                  Vice President; Managing            1997
                                     Director, Scudder
Peter Chin (59)                      Vice President; Managing            1999
                                     Director, Scudder
James E. Fenger (42)                 Vice President; Managing            1998
                                     Director, Scudder
William F. Gadsden (47)              Vice President; Managing            1996
                                     Director, Scudder
Kathleen T. Millard (41)             Vice President; Managing            1999
                                     Director, Scudder
Gerald J. Moran (62)                 Vice President; Managing            1996
                                     Director, Scudder
Frank J. Rachwalski, Jr. (56)        Vice President; Managing            1998
                                     Director, Scudder
Caroline Pearson (39)                Assistant Secretary;                1997
                                     Managing Director, Scudder;
                                     formerly Associate, Dechert
                                     (law firm) 1989 to 1997
Gary French (50)                     Treasurer; Managing                 2002
                                     Director, Scudder
John R. Hebble (43)                  Assistant Treasurer; Senior         1998
                                     Vice President, Scudder
Thomas Lally (34)                    Assistant Treasurer; Senior         2001
                                     Vice President, Scudder
Brenda Lyons (38)                    Assistant Treasurer; Senior         1998
                                     Vice President, Scudder

--------
(1) Unless otherwise stated, all of the officers have been associated with their respective Companies for more than five years, although not necessarily in the same capacity.
(2) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the Trust.

Q&A continued

--------------------------------------------------------------------------------

Q Will the investment management fee rate be the same upon approval of the new investment management agreement?

A Yes, the investment management fee rate applicable to your Portfolio under the new investment management agreement is the same as that currently in effect.

Q  How does my Portfolio's board recommend that I vote?

A After careful consideration, the members of your Portfolio's Board, including those who are not affiliated with Scudder or Deutsche Bank, unanimously recommend that you vote in favor of the new investment management agreement. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Approval and Recommendation" and "Board Considerations" in Proposal 1.

Q Will my portfolio pay for the proxy solicitation and legal costs associated with this transaction?

A No, neither you nor your Portfolio will bear any costs associated with the proposed Transaction. Scudder has agreed to bear these costs.

Q  How can I vote my shares?

A You may choose from one of the following options as described in more detail on the proxy card(s):
..  by mail, using the enclosed proxy card(s) and return envelope;
..  in person at the shareholder meeting.

Voting through the Internet may be offered for your Portfolio. Please see the enclosed proxy card(s) for more information.

Q  What should I do if I receive more than one proxy card?

A Because each Portfolio's Shareholders must vote separately, you are being sent a proxy card for each Portfolio account that you have. Please vote on all applicable proposals shown on each proxy card that you receive.

Q  Whom should I call for additional information about this proxy statement?

A Please call Georgeson Shareholder Communications, your Portfolio's information agent, at (866) 515-0336.

--------------------------------------------------------------------------------
thank you

FOR MAILING YOUR PROXY CARD PROMPTLY!

--------------------------------------------------------------------------------

We appreciate your continuing support and look forward to serving your future investment needs.


For more information, please contact Georgeson Shareholder

Communications, your Portfolio's information agent, at (866) 515-0336.

--------------------------------------------------------------------------------
                                                                       SVS I #6

             SCUDDER
           INVESTMENTS

PO Box 219151, Kansas City, MO 64121-9151


                             YOUR VOTE IS IMPORTANT!


PORTFOLIO NAME PRINTS HERE
                                Special Meeting of Shareholders - March 28, 2002

I hereby appoint John Millette, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced portfolio (the "Portfolio"), a series of Scudder Variable Series I, that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Portfolio to be held on March 28, 2002 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, and at any adjournments or postponements thereof.

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Portfolio's Secretary or by voting in person at the Special Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated                           , 2002
     ---------------------------


-----------------------------
Signature(s) of Shareholder(s)

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.


LABEL BELOW FOR MIS USE ONLY!
SCUDDER VARIABLE SERIES I
ORIGINAL 2-11-02 KD
JOHN (SKSVSIF)
REVISION #1 2-13-02 KD

MIS EDITS:      # OF CHANGES   /   PRF 1   PRF 2
                            --- ---     ---     ---

OK TO PRINT AS IS* * By signing this form you are authorizing MIS to print this
                 ---
form in its current state.



--------------------------------------------------------
SIGNATURE OF PERSON AUTHORIZING PRINTING           DATE

Please fill in box(es) as shown using black ink or number 2 pencil.          [X]
PLEASE DO NOT USE FINE POINT PENS.

                             YOUR VOTE IS IMPORTANT!

This proxy, if properly executed, will be voted If no instructions are in the manner directed. indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

This proxy is solicited on behalf of your Portfolio's Board. The Board of each Portfolio recommends that shareholders vote FOR all Proposals.


PROPOSAL 1
----------

To approve a new investment management agreement for the Portfolio with Zurich Scudder Investments, Inc.

                      FOR      AGAINST     ABSTAIN
                      [ ]        [ ]         [ ]


PROPOSAL 2
----------

(For shareholders of International Portfolio only) to approve a new sub-advisory agreement between the Portfolio's investment manager and Deutsche Asset Management Investment Services Limited.

                      FOR      AGAINST     ABSTAIN
                      [ ]        [ ]         [ ]





The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments or postponements thereof.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE